--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                   TERM SHEET

                                 $1,007,997,000
                                  (APPROXIMATE)

                         IXIS REAL ESTATE CAPITAL TRUST
                                    2006-HE3

                       MORTGAGE PASS-THROUGH CERTIFICATES

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS ARE BEING OFFERED
WHEN, AS AND IF ISSUED. IN PARTICULAR, YOU ARE ADVISED THAT ASSET-BACKED
SECURITIES, AND THE ASSET POOLS BACKING THEM, ARE SUBJECT TO MODIFICATION OR
REVISION (INCLUDING, AMONG OTHER THINGS, THE POSSIBILITY THAT ONE OR MORE
CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR
TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS. AS A RESULT, YOU MAY COMMIT
TO PURCHASE SECURITIES THAT HAVE CHARACTERISTICS THAT MAY CHANGE, AND YOU ARE
ADVISED THAT ALL OR A PORTION OF THE SECURITIES MAY NOT BE ISSUED THAT HAVE THE
CHARACTERISTICS DESCRIBED IN THESE MATERIALS. OUR OBLIGATION TO SELL SECURITIES
TO YOU IS CONDITIONED ON THE SECURITIES AND THE UNDERLYING TRANSACTION HAVING
THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF WE DETERMINE THAT CONDITION
IS NOT SATISFIED IN ANY MATERIAL RESPECT, WE WILL NOTIFY YOU, AND NEITHER THE
ISSUING ENTITY NOR THE UNDERWRITER WILL HAVE ANY OBLIGATION TO YOU TO DELIVER
ALL OR ANY PORTION OF THE SECURITIES WHICH YOU HAVE COMMITTED TO PURCHASE, AND
THERE WILL BE NO LIABILITY BETWEEN US AS A CONSEQUENCE OF THE NON-DELIVERY.

                IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

THIS MATERIAL HAS BEEN PREPARED FOR INFORMATION PURPOSES TO SUPPORT THE
PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. THIS IS
NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH
DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING, BANKING OR OTHER
NON-RESEARCH PERSONNEL. THIS MATERIAL WAS NOT INTENDED OR WRITTEN TO BE USED,
AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES
THAT MAY BE IMPOSED ON THE TAXPAYER UNDER U.S. FEDERAL TAX LAWS. EACH TAXPAYER
SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN
INDEPENDENT TAX ADVISOR. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE DEPOSITOR, ISSUING TRUST AND THIS OFFERING. YOU MAY GET THESE
DOCUMENTS FOR FREE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.
ALTERNATIVELY, THE DEPOSITOR OR ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN
THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY
CALLING TOLL-FREE 1-866-718-1649.

THE REGISTRATION STATEMENT REFERRED TO ABOVE (INCLUDING THE PROSPECTUS) IS
INCORPORATED IN THIS FREE WRITING PROSPECTUS BY REFERENCE AND MAY BE ACCESSED BY
CLICKING ON THE FOLLOWING HYPERLINK:
HTTP://WWW.SEC.GOV/ARCHIVES/EDGAR/DATA/1030442/000090514806002120/
EFC6-1020_FORMS3A.TXT

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THIS
E-MAIL OR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS MATERIAL MAY
HAVE BEEN ATTACHED ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE
DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY
GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR
ANOTHER EMAIL SYSTEM.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                   TERM SHEET

                                 $1,007,997,000
                                  (APPROXIMATE)

                         IXIS REAL ESTATE CAPITAL TRUST
                                    2006-HE3
                                 ISSUING ENTITY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                         IXIS REAL ESTATE CAPITAL INC.*
                                     SPONSOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           MASTER AND BACKUP SERVICER

            SAXON MORTGAGE SERVICES, INC. AND MASTER FINANCIAL, INC.
                                    SERVICERS

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE3

               *FORMERLY REFERRED TO AS CDC MORTGAGE CAPITAL INC.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 2

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                 $1,007,997,000
                                (APPROXIMATE)(1)

                    IXIS REAL ESTATE CAPITAL TRUST, 2006-HE3

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                          IXIS REAL ESTATE CAPITAL INC.
                                     SPONSOR

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           MASTER AND BACKUP SERVICER

            SAXON MORTGAGE SERVICES, INC. AND MASTER FINANCIAL, INC.
                                    SERVICERS

                                          TRANSACTION HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------
                         ORIGINAL
                        CERTIFICATE                                          MODIFIED
                         PRINCIPAL    EXPECTED RATINGS       AVG LIFE        DURATION          PAYMENT WINDOW
OFFERED                   BALANCE      (MOODY'S / S&P        TO CALL /       TO CALL /           TO CALL /
CLASSES   DESCRIPTION    ($)(1)(2)        / FITCH)           MTY(3)(4)     MTY(3)(4)(5)          MTY(3)(4)
---------------------------------------------------------------------------------------------------------------

  A-1      FLT / SEQ    406,130,000      Aaa/AAA/AAA        0.80 / 0.80     0.77 / 0.77       1 - 20 / 1 - 20
  A-2      FLT / SEQ    128,340,000      Aaa/AAA/AAA        2.00 / 2.00     1.88 / 1.88      20 - 29 / 20 - 29
  A-3      FLT / SEQ    170,095,000      Aaa/AAA/AAA        3.50 / 3.50     3.13 / 3.13      29 - 65 / 29 - 65
  A-4      FLT / SEQ    109,845,000      Aaa/AAA/AAA        6.78 / 8.34     5.55 / 6.45      65 - 87 / 65 - 195
  M-1      FLT / MEZ     42,620,000      Aa1/AA+/AA+        4.99 / 5.53     4.25 / 4.56      42 - 87 / 42 - 165
  M-2      FLT / MEZ     30,810,000       Aa2/AA/AA         4.94 / 5.45     4.20 / 4.50      41 - 87 / 41 - 157
  M-3      FLT / MEZ     18,999,000      Aa3/AA-/AA-        4.91 / 5.40     4.17 / 4.46      40 - 87 / 40 - 150
  M-4      FLT / MEZ     16,432,000        A1/A+A+          4.89 / 5.37     4.15 / 4.43      39 - 87 / 39 - 144
  M-5      FLT / MEZ     16,945,000         A2/A/A          4.88 / 5.33     4.14 / 4.41      39 - 87 / 39 - 139
  M-6      FLT / MEZ     14,891,000        A3/A/A-          4.87 / 5.29     4.12 / 4.37      38 - 87 / 38 - 132
  B-1      FLT / MEZ     14,378,000     Baa1/BBB+/BBB+      4.85 / 5.23     4.06 / 4.28      38 - 87 / 38 - 125
  B-2      FLT / MEZ     12,837,000      Baa2/BBB/BBB       4.85 / 5.16     4.05 / 4.23      38 - 87 / 38 - 117
  B-3      FLT / MEZ      7,189,000     Baa3/BBB-/BBB-      4.84 / 5.07     3.93 / 4.06      37 - 87 / 37 - 108
  B-4      FLT / MEZ      8,216,000      Ba1/BBB-/BB+       4.83 / 4.98     3.87 / 3.95      37 - 87 / 37 - 101
---------------------------------------------------------------------------------------------------------------
  B-5      FLT / MEZ     10,270,000       Ba2/BB+/BB                         ***Not Offered***
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------
             INITIAL                    FINAL
OFFERED   SUBORDINATION                 LEGAL
CLASSES    LEVEL (2)(6)   BENCHMARK   MATURITY
-----------------------------------------------

  A-1        20.70%       1 M LIBOR    10/2036
  A-2        20.70%       1 M LIBOR    10/2036
  A-3        20.70%       1 M LIBOR    10/2036
  A-4        20.70%       1 M LIBOR    10/2036
  M-1        16.55%       1 M LIBOR    10/2036
  M-2        13.55%       1 M LIBOR    10/2036
  M-3        11.70%       1 M LIBOR    10/2036
  M-4        10.10%       1 M LIBOR    10/2036
  M-5         8.45%       1 M LIBOR    10/2036
  M-6         7.00%       1 M LIBOR    10/2036
  B-1         5.60%       1 M LIBOR    10/2036
  B-2         4.35%       1 M LIBOR    10/2036
  B-3         3.65%       1 M LIBOR    10/2036
  B-4         2.85%       1 M LIBOR    10/2036
-----------------------------------------------
  B-5         1.85%         ***Not Offered***
-----------------------------------------------

Notes:

(1)   Bond sizes subject to a variance of plus or minus 5%.

(2)   Calculated based on the scheduled principal balance of the Mortgage Loans and any amounts deposited into the Prefunding Account as of the Closing
      Date.

(3)   Certificates are priced to the 10% optional clean-up call.

(4)   Based on the pricing prepayment speed. See details below.

(5)   Assume pricing at par.

(6)   Includes initial overcollateralization percentage.

ISSUING ENTITY:        IXIS Real Estate Capital Trust 2006-HE3 (the "Trust")

DEPOSITOR:             Morgan Stanley ABS Capital I Inc.

SPONSOR:               IXIS Real Estate Capital Inc. (formerly referred to as
                       CDC Mortgage Capital Inc.)

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 3

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

MASTER AND BACKUP SERVICER:      Wells Fargo Bank, National Association (Backup Servicer to Master
                                 Financial, Inc. only)

SERVICERS:                       Saxon Mortgage Services, Inc. (approximately 94%) and Master
                                 Financial, Inc. (approximately 6%)

SWAP PROVIDER:                   IXIS Financial Products Inc.

SECURITIES AND SWAP              Wells Fargo Bank, National Association
ADMINISTRATOR:

TRUSTEE:                         Deutsche Bank National Trust Company

MANAGERS:                        Morgan Stanley (lead manager); Banc of America Securities LLC and
                                 IXIS Securities North America (co-managers)

RATING AGENCIES:                 Fitch, Inc., Moody's Investors Service, Inc. and Standard & Poor's
                                 Ratings Services (a division of the McGraw Hill Companies, Inc.)

OFFERED CERTIFICATES:            Class A, M, B-1, B-2, B-3 and B-4 Certificates

CLASS A CERTIFICATES:            Class A-1, A-2, A-3 and A-4 Certificates

CLASS M CERTIFICATES:            Class M-1, M-2, M-3, M-4, M-5 and M-6 Certificates

CLASS B CERTIFICATES:            Class B-1, B-2, B-3, B-4 and B-5 Certificates

LIBOR CERTIFICATES:              Class A, M and B Certificates

EXPECTED PRICING DATE:           On or about August 22, 2006

EXPECTED CLOSING DATE:           September 29, 2006 through DTC, Euroclear and Clearstream,
                                 Luxembourg. The LIBOR Certificates will be settled without accrued interest.

DISTRIBUTION DATES:              The 25th of each month, or if such day is not a business day, on the next business day, beginning October 25, 2006.

CUT-OFF DATE:                    September 1, 2006, for any mortgage loan in the mortgage pool transferred to the Trust on the Closing Date.  For any Mortgage Loan
                                 subsequently transferred to the Trust during the Pre-Funding Period
                                 (as described below), the first day of the month in which such mortgage loan is transferred to the Trust.

DUE PERIOD FOR MORTGAGE LOANS:   For any Distribution Date, the period commencing on the second day of the calendar month preceding the calendar month in which such
                                 Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

PREPAYMENT PERIOD:               With respect to any Distribution Date, the period commencing on the
                                 16th day of the month prior to the month in which the related
                                 Distribution Date occurs (or, on the Cut-off Date, in connection with the first Prepayment Period) and ending on the 15th day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR      The interest accrual period for the LIBOR Certificates with respect
THE LIBOR CERTIFICATES:          to any Distribution Date will be the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on and including the day prior to the current Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:                  The Trust will consist of approximately $1,027,000,000 of fixed and adjustable rate, sub-prime, first-lien, and second-lien residential mortgage loans.  The information on the Mortgage Loans described herein is based on the Cut-Off Date pool of approximately
                                 $834,934,301.  On the Closing Date, it is expected that the trust will consist of approximately $834,934,301 of mortgage loans, and it is expected that up to approximately $192,065,699 of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the Closing Date (the "Pre-Funding Period").

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 4

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

PREFUNDING:                      On the Closing Date, approximately  $192,065,699 from the sale of the
                                 LIBOR  Certificates (the "Pre-Funded  Amount") will be deposited with the  Securities  Administrator  into  an  account  (the  "Pre-Funding
                                 Account")  to be used by the Trust to  purchase  additional  Mortgage
                                 Loans during the  Pre-Funding  Period for the related  Mortgage  Loan
                                 Pool.

PRICING PREPAYMENT SPEED:        o        Fixed Rate Mortgage Loans:  CPR starting at approximately
                                          4% CPR in month 1 and increasing to 23% CPR in month 16
                                          (19%/15 CPR increase for each month), and remaining at 23%
                                          CPR thereafter.

                                 o        Adjustable Rate Mortgage Loans: CPR of 28%.

CREDIT ENHANCEMENT:              The LIBOR Certificates are credit enhanced by:

                                 1)       Net monthly excess cashflow from the Mortgage Loans after
                                          taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement;

                                 2)       Prior to the Step-down Date, the required
                                          overcollateralization (funded upfront) will be 1.85% based on the sum of the aggregate principal balance as of the
                                          Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount. On or after the
                                          Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50%
                                          floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the
                                          Trust on the Closing Date and the Pre-Funded Amount. On or
                                          after the Step-down Date if a Trigger Event is in effect,
                                          the required overcollateralization will be the same as the prior period; and

                                 3)       Subordination of distributions on the more subordinate
                                          classes of certificates to the required distributions on the more senior classes of certificates (if applicable).

SENIOR ENHANCEMENT PERCENTAGE:   For any Distribution Date, the percentage obtained by dividing (x)
                                 the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and after taking into account the distributions of the Principal Distribution Amount for such Distribution Date and principal payments from the Swap
                                 Account, if any) by (y) the aggregate principal balance of the
                                 Mortgage Loans (including any amount in the Prefunding Account) as of the last day of the related Due Period.

STEP-DOWN DATE:                  The later to occur of:

                                 (x)      The earlier of:

                                          (a)   The Distribution Date occurring in October 2009; and

                                          (b)   The Distribution Date on which the aggregate balance
                                                of the Class A Certificates is reduced to zero; and

                                 (y)      the first Distribution Date on which the Senior Enhancement
                                          Percentage (calculated for this purpose only after taking
                                          into account scheduled and unscheduled payments of principal on the Mortgage Loans on the last day of the related Due
                                          Period but prior to any applications of Principal
                                          Distribution to the LIBOR Certificates on the applicable
                                          Distribution Date) is greater than or equal to approximately
                                          41.40%.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 5

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

TRIGGER EVENT:                   A Trigger Event exists if either a Delinquency Trigger Event or a
                                 Loss Trigger Event is in effect.

                                 A Delinquency Trigger Event is in effect on any Distribution Date if on that Distribution Date the 60 Day+ Rolling Average (the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) equals or exceeds a given percentage of the prior period's Enhancement Percentage to the certificate specified below:

                                 CLASS A CERTIFICATES REMAIN OUTSTANDING       38.65% of the Senior
                                                                               Enhancement Percentage

                                 ON AND AFTER CLASS A CERTIFICATES PAY OFF     48.34% of the Class
                                                                               M-1 Enhancement
                                                                               Percentage

                                 A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount
                                 exceeds the applicable percentages described below with respect to such Distribution Date:

                                 MONTHS 25 - 36            1.250% for the first month, plus an
                                                           additional 1/12th of 1.600% for each month
                                                           thereafter (e.g., 2.050% in Month 31)

                                 MONTHS 37 - 48            2.850% for the first month, plus  an
                                                           additional 1/12th of 1.600% for each month
                                                           thereafter (e.g., 3.650% in Month 43)

                                 MONTHS 49 - 60            4.450% for the first month, plus an
                                                           additional 1/12th of 1.250% for each month
                                                           thereafter (e.g., 5.075% in Month 55)

                                 MONTHS 61 - 72            5.700% for the first month, plus an
                                                           additional 1/12th of 0.700% for each month
                                                           thereafter (e.g., 6.050% in Month 67)

                                 MONTHS 73 - THEREAFTER    6.400%

INITIAL SUBORDINATION            Class A:       20.70%
PERCENTAGE (INCLUDES PREFUNDED   Class M-1:     16.55%
AMOUNTS):                        Class M-2:     13.55%
                                 Class M-3:     11.70%
                                 Class M-4:     10.10%
                                 Class M-5:     8.45%
                                 Class M-6:     7.00%
                                 Class B-1:     5.60%
                                 Class B-2:     4.35%
                                 Class B-3:     3.65%
                                 Class B-4:     2.85%
                                 Class B-5:     1.85%

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 6

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

OPTIONAL CLEAN-UP CALL:          If the Class X certificates are 100% owned, directly or indirectly, by IXIS Real Estate Capital Inc. or any of its affiliates, then one or more of the servicers then servicing the mortgage loans, acting in accordance with the terms of the pooling and servicing agreement, may exercise a clean-up call when the current aggregate scheduled principal balance of the Mortgage Loans is less than or equal to 10%
                                 of the sum of the aggregate scheduled principal balance as of the
                                 Cut-Off Date of the Mortgage Loans acquired by the Trust on the
                                 Closing Date and the Pre-Funded Amount.

                                 If the Class X certificates are not 100% owned, directly or indirectly, by IXIS Real Estate Capital Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a clean-up call when the current aggregate scheduled principal balance of the Mortgage Loans is less than or equal to 10%
                                 of the sum of the aggregate scheduled principal balance as of the
                                 Cut-Off Date of the Mortgage Loans acquired by the Trust on the
                                 Closing Date and the Pre-Funded Amount; provided, however, that IXIS
                                 Real Estate Capital Inc. or any of its affiliates, may only participate in the exercise of the clean-up call by the majority owners of the Class X certificates if IXIS Real Estate Capital Inc.
                                 or any of its affiliates is not the majority owner of the Class X
                                 Certificates, either directly or indirectly.

STEP-UP COUPONS:                 For the LIBOR Certificates, the pass-through rate will increase after the distribution date on which the Optional Clean-up Call is first exercisable, should the Optional Clean-up Call not be exercised.  The pass-through rate for each class of Class A
                                 Certificates will increase by 2 times its initial margin and the pass-through rate for each class of Class M and Class B Certificates will each increase by 1.5 times their respective initial margins.

CLASS A-1 CERTIFICATES           The Class A-1 Certificates will accrue interest at a variable rate
PASS-THROUGH RATE:               equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS A-2 CERTIFICATES           The Class A-2 Certificates will accrue interest at a variable rate
PASS-THROUGH RATE:               equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS A-3 CERTIFICATES           The Class A-3 Certificates will accrue interest at a variable rate
PASS-THROUGH RATE:               equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS A-4 CERTIFICATES           The Class A-4 Certificates will accrue interest at a variable rate
PASS-THROUGH RATE:               equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-1 PASS-THROUGH RATE:     The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:     The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:     The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-4 PASS-THROUGH RATE:     The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS M-5 PASS-THROUGH RATE:     The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 7

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

CLASS M-6 PASS-THROUGH RATE:     The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:     The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:     The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-3 PASS-THROUGH RATE:     The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-4 PASS-THROUGH RATE:     The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

CLASS B-5 PASS-THROUGH RATE:     The Class B-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first Distribution Date on which the Optional Clean-up
                                 Call is exercisable) and (ii) the Net WAC Cap.

NET WAC CAP:                     For any Distribution Date, the weighted average of the interest rates for the Mortgage Loans (in each case, less the applicable expense fee rate) then in effect at the beginning of the related Due
                                 Period less the Swap Payment Rate, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

SWAP PAYMENT RATE:               For any Distribution Date, a fraction, the numerator of which is any net swap payment or swap termination payment owed to the Swap
                                 Counterparty for such Distribution Date and the denominator of which is the aggregate scheduled principal balance of the Mortgage Loans at the beginning of the related Due Period plus amounts in the
                                 Prefunding Account, multiplied by 12.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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MORGAN STANLEY                                                   August 21, 2006
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INTEREST DISTRIBUTIONS ON THE    On each Distribution Date and after payments of servicing, trustee
CERTIFICATES:                    fees and other expenses, including any net swap payments and any swap termination payment owed to the Swap Counterparty, interest distributions from the Interest Remittance Amount will be allocated as follows:

                                 (i)      payable from the remaining Interest Remittance Amount, to
                                          the Class A Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior
                                          Distribution Dates, pro rata, based upon their respective
                                          entitlements to such amounts;

                                 (ii)     payable from the remaining Interest Remittance Amount, to
                                          the Class M-1 Certificates, its Accrued Certificate
                                          Interest;

                                 (iii)    payable from the remaining Interest Remittance Amount, to
                                          the Class M-2 Certificates, its Accrued Certificate
                                          Interest;

                                 (iv)     payable from the remaining Interest Remittance Amount, to
                                          the Class M-3 Certificates, its Accrued Certificate
                                          Interest;

                                 (v)      payable from the remaining Interest Remittance Amount, to
                                          the Class M-4 Certificates, its Accrued Certificate
                                          Interest;

                                 (vi)     payable from the remaining Interest Remittance Amount, to
                                          the Class M-5 Certificates, its Accrued Certificate
                                          Interest;

                                 (vii)    payable from the remaining Interest Remittance Amount, to
                                          the Class M-6 Certificates, its Accrued Certificate
                                          Interest;

                                 (viii)   payable from the remaining Interest Remittance Amount, to
                                          the Class B-1 Certificates, its Accrued Certificate
                                          Interest;

                                 (ix)     payable from the remaining Interest Remittance Amount, to
                                          the Class B-2 Certificates, its Accrued Certificate
                                          Interest;

                                 (x)      payable from the remaining Interest Remittance Amount, to
                                          the Class B-3 Certificates, its Accrued Certificate
                                          Interest;

                                 (xi)     payable from the remaining Interest Remittance Amount, to
                                          the Class B-4 Certificates, its Accrued Certificate
                                          Interest; and

                                 (xii)    payable from the remaining Interest Remittance Amount, to
                                          the Class B-5 Certificates, its Accrued Certificate
                                          Interest.

PRINCIPAL DISTRIBUTIONS ON THE   On each Distribution Date (a) prior to the Step-down Date or (b) on
CERTIFICATES:                    which a Trigger Event is in effect, principal distributions from the
                                 Principal Distribution Amount will be allocated as follows:

                                 (i)      to cover any net swap payments and any swap termination
                                          payments due to the Swap Counterparty remaining after the
                                          application of payments from the Interest Remittance Amount;

                                 (ii)     to the Class A Certificates, allocated among the Class A
                                          Certificates as described below, until the Certificate
                                          Principal Balances thereof have been reduced to zero;

                                 (iii)    to the Class M-1 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (iv)     to the Class M-2 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (v)      to the Class M-3 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (vi)     to the Class M-4 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (vii)    to the Class M-5 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (viii)   to the Class M-6 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (ix)     to the Class B-1 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (x)      to the Class B-2 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (xi)     to the Class B-3 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero;

                                 (xii)    to the Class B-4 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero; and

                                 (xiii)   to the Class B-5 Certificates, until the Certificate
                                          Principal Balance has been reduced to zero.

                                 On each Distribution Date (a) on or after the Step-down Date and (b)
                                 on which a Trigger Event is not in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)      to cover any net swap payment and any swap termination
                                          payments due to the Swap Counterparty remaining after the
                                          application of payments from the Interest Remittance Amount;

                                 (ii)     to the Class A Certificates, the lesser of the Principal
                                          Distribution Amount and the Class A Principal Distribution
                                          Amount, allocated among the Class A Certificates as
                                          described below, until the Certificate Principal Balances
                                          thereof have been reduced to zero;

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MORGAN STANLEY                                                   August 21, 2006
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                                 (iii)    to the Class M-1 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class M-1 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (iv)     to the Class M-2 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class M-2 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (v)      to the Class M-3 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class M-3 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vi)     to the Class M-4 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class M-4 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (vii)    to the Class M-5 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class M-5 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (viii)   to the Class M-6 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class M-6 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (ix)     to the Class B-1 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class B-1 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (x)      to the Class B-2 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class B-2 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (xi)     to the Class B-3 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class B-3 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                                 (xii)    to the Class B-4 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class B-4 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                                 (xiii)   to the Class B-5 Certificates, the lesser of the remaining
                                          Principal Distribution Amount and the Class B-5 Principal
                                          Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

CLASS A PRINCIPAL ALLOCATION:    Any principal distributions allocated to the Class A Certificates are required to be distributed first, to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, second, to the Class A-2 Certificates, until their Class Certificate
                                 Balance has been reduced to zero, third, to the Class A-3
                                 Certificates, until their Class Certificate Balance has been reduced to zero, and fourth, to the Class A-4 Certificates, until their
                                 Class Certificate Balance has been reduced to zero.

                                 Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A Certificates will be distributed to the Class A-1, Class A-2, Class A-3 and Class A-4
                                 Certificates, pro rata based upon their Class Certificate Balances.

SWAP PAYMENT ALLOCATION:         For a given Class of Certificates outstanding, a pro rata share of the net swap payment owed by the Swap Counterparty (if any), based on the aggregate outstanding Certificate Principal Balance of the
                                 Class A, M and B Certificates outstanding prior to distributions of principal for that Distribution Date.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 10

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
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SWAP PAYMENT PRIORITY:           All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the
                                 Swap Account, and allocated in the following order of priority, in each case after taking into account any payments made from Net Excess
                                 Monthly Cashflow:

                                 (i)      to pay any net swap payment owed to the Swap Counterparty
                                          pursuant to the Swap Agreement;

                                 (ii)     to pay any swap termination payment to the Swap
                                          Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

                                 (iii)    to the Class A-1, A-2, A-3 and A-4 Certificates, the Accrued
                                          Certificate Interest and the Unpaid Interest Shortfall for
                                          each class, on a pro rata basis, to the extent not yet paid;

                                 (iv)     to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3,
                                          B-4 and B-5 Certificates, the Accrued Certificate Interest
                                          and the Unpaid Interest Shortfall for each class,
                                          sequentially and in that order, to the extent not yet paid;

                                 (v)      to be paid as principal, in accordance with the principal
                                          distribution rules in effect for such Distribution Date, as needed to maintain the required overcollateralization;

                                 (vi)     concurrently, to the Class A-1, A-2, A-3 and A-4
                                          Certificates, any Basis Risk Carry Forward Amount for each such Class up to their respective Swap Payment Allocation, to the extent not yet paid;

                                 (vii)    sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6,
                                          B-1, B-2, B-3, B-4 and B-5 Certificates, any Basis Risk
                                          Carry Forward Amount for each such Class up to their
                                          respective Swap Payment Allocation, to the extent not yet
                                          paid;

                                 (viii)   concurrently to the LIBOR Certificates, any unpaid Basis
                                          Risk Carryforward Amount, pro rata based on need;

                                 (ix)     sequentially to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1,
                                          B-2, B-3, B-4 and B-5 Certificates, the realized loss amount reimbursement, to the extent not yet paid;

                                 (x)      to pay any swap termination payment due to the Swap
                                          Counterparty, to the extent the termination is due to a
                                          default on the part of the Swap Counterparty; and

                                 (xi)     all remaining amounts to the holder of the Class X
                                          Certificate.

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MORGAN STANLEY                                                   August 21, 2006
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ALLOCATION OF NET MONTHLY        For any Distribution Date, any Net Monthly Excess Cashflow shall be
EXCESS CASHFLOW:                 paid as follows:

                                 (i)      to the Class M-1 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (ii)     to the Class M-1 Certificates, their realized loss amount
                                          reimbursement;

                                 (iii)    to the Class M-2 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (iv)     to the Class M-2 Certificates, their realized loss amount
                                          reimbursement;

                                 (v)      to the Class M-3 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (vi)     to the Class M-3 Certificates, their realized loss amount
                                          reimbursement

                                 (vii)    to the Class M-4 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (viii)   to the Class M-4 Certificates, their realized loss amount
                                          reimbursement

                                 (ix)     to the Class M-5 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (x)      to the Class M-5 Certificates, their realized loss amount
                                          reimbursement

                                 (xi)     to the Class M-6 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (xii)    to the Class M-6 Certificates, their realized loss amount
                                          reimbursement

                                 (xiii)   to the Class B-1 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (xiv)    to the Class B-1 Certificates, their realized loss amount
                                          reimbursement;

                                 (xv)     to the Class B-2 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (xvi)    to the Class B-2 Certificates, their realized loss amount
                                          reimbursement;

                                 (xvii)   to the Class B-3 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (xviii)  to the Class B-3 Certificates, their realized loss amount reimbursement;

                                 (xix)    to the Class B-4 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (xx)     to the Class B-4 Certificates, their realized loss amount
                                          reimbursement;

                                 (xxi)    to the Class B-5 Certificates, their Unpaid Interest
                                          Shortfall;

                                 (xxii)   to the Class B-5 Certificates, their realized loss amount
                                          reimbursement;

                                 (xxiii)  concurrently to the Class A Certificates, pro rata, any
                                          Basis Risk Carry Forward Amount for the Class A
                                          Certificates; and

                                 (xxiv)   sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1,
                                          B-2, B-3, B-4 and B-5 Certificates, in such order, any Basis
                                          Risk Carry Forward Amount for such classes.

CLASS A, M, AND B BASIS RISK     As to any Distribution Date, the Basis Risk Carry Forward Amount for
CARRY FORWARD AMOUNT:            the Class A, M and B Certificates equals the sum of:

                                 (i)      the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate
                                          (without regard to the Net WAC Cap) over interest due such
                                          Certificates at a rate equal to the Net WAC Cap;

                                 (ii)     any Basis Risk Carry Forward Amount with respect to the
                                          related Class of Certificates remaining unpaid from prior
                                          Distribution Dates; and

                                 (iii)    interest on the amount in clause (ii) at the respective
                                          Pass-Through Rate (without regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:     Any funds remaining in the  Pre-Funding  Account not used to purchase additional  Mortgage Loans during the Pre-Funding Period will be paid to the Class A Certificates.

INTEREST REMITTANCE AMOUNT:      For any Distribution Date, the portion of available funds for such
                                 Distribution Date attributable to interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:    For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class share of prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief
                                 Act or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:   On any Distribution Date, the sum of (i) the Basic Principal
                                 Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION     On any Distribution Date, the excess of (i) the aggregate Principal
AMOUNT:                          Remittance Amount over (ii) the Excess Subordinated Amount, if any.

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MORGAN STANLEY                                                   August 21, 2006
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PRINCIPAL REMITTANCE AMOUNT:     On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution
                                 Date occurs, (iv) the principal portion of repurchased Mortgage
                                 Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan with respect to such Distribution
                                 Date, and (vi) the principal portion of the termination price if the
                                 Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:     For any Distribution Date is the amount of funds received from the
                                 Mortgage Loans available for distribution on such Distribution Date remaining after making all payments of interest and principal to the certificates and any payments made to the Swap Provider.

EXTRA PRINCIPAL DISTRIBUTION     For any Distribution Date, the lesser of (i) the excess of (x)
AMOUNT:                          interest collected or advanced on the Mortgage Loans during the related Due Period (less fees and reimbursements owed to the
                                 Servicer, the Trustee and net swap payments to the Swap
                                 Counterparty), over (y) the sum of the interest distribution on the
                                 LIBOR Certificates on such Distribution Date and (ii) the amount by which the overcollateralization is deficient for such Distribution
                                 Date.

EXCESS SUBORDINATED AMOUNT:      For any Distribution Date, means the excess, if any of (i) the overcollateralization over (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION   For any Distribution Date, an amount equal to the excess of (x) the
AMOUNT:                          Certificate Principal Balance of the Class A Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 58.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

CLASS M-1 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date) and (ii)
                                 the Certificate Principal Balance of the Class M-1 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 66.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

CLASS M-2 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date) and (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 72.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

CLASS M-3 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), and (iv) the
                                 Certificate Principal Balance of the Class M-3 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 76.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

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REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 13

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
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CLASS M-4 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate Principal Balance
                                 of the Class M-4 Certificates immediately prior to such Distribution
                                 Date over (y) the lesser of (A) the product of (i) approximately
                                 79.80% and (ii) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due Period minus
                                 approximately $5,135,000.

CLASS M-5 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date) and (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates immediately prior to such Distribution Date over (y)
                                 the lesser of (A) the product of (i) approximately 83.10% and (ii)
                                 the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

CLASS M-6 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date), (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5
                                 Principal Distribution Amount on such Distribution Date) and (vii)
                                 the Certificate Principal Balance of the Class M-6 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

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THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 14

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MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date), (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                                 Distribution Amount on such Distribution Date) and (viii) the
                                 Certificate Principal Balance of the Class B-1 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 88.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

CLASS B-2 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date), (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                                 Distribution Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                 Distribution Amount on such Distribution Date) and (ix) the
                                 Certificate Principal Balance of the Class B-2 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 91.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 15

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

CLASS B-3 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date), (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                                 Distribution Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                 Distribution Amount on such Distribution Date), (ix) the Certificate
                                 Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (x) the Certificate Principal Balance
                                 of the Class B-3 Certificates immediately prior to such Distribution
                                 Date over (y) the lesser of (A) the product of (i) approximately
                                 92.70% and (ii) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due Period minus
                                 approximately $5,135,000.

CLASS B-4 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date), (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                                 Distribution Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                 Distribution Amount on such Distribution Date), (ix) the Certificate
                                 Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of
                                 the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
                                 Date) and (xi) the Certificate Principal Balance of the Class B-4
                                 Certificates immediately prior to such Distribution Date over (y)
                                 the lesser of (A) the product of (i) approximately 94.30% and (ii)
                                 the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 16

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

CLASS B-5 PRINCIPAL              For any Distribution Date, an amount equal to the excess of (x) the
DISTRIBUTION AMOUNT:             sum of (i) the Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A
                                 Principal Distribution Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date), (iii) the
                                 Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), (iv) the Certificate
                                 Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of
                                 the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
                                 Date), (vi) the Certificate Principal Balance of the Class M-5
                                 Certificates (after taking into account the payment of the Class M-5
                                 Principal Distribution Amount on such Distribution Date), (vii) the
                                 Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                                 Distribution Amount on such Distribution Date), (viii) the
                                 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                                 Distribution Amount on such Distribution Date), (ix) the Certificate
                                 Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (x) the Certificate Principal Balance of
                                 the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
                                 Date), (xi) the Certificate Principal Balance of the Class B-4
                                 Certificates (after taking into account the payment of the Class B-4
                                 Principal Distribution Amount on such Distribution Date) and (xii)
                                 the Certificate Principal Balance of the Class B-5 Certificates
                                 immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 96.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of  the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $5,135,000.

ALLOCATION OF LOSSES:            If on any distribution date, after giving effect to all
                                 distributions of principal as described above and allocations of payments from the Swap Account to pay principal as described under
                                 "--Swap Payment Priority", the aggregate Class Certificate Balances of the LIBOR Certificates exceeds the aggregate Stated Principal
                                 Balance of the mortgage loans for that distribution date and any amounts remaining in the Prefunding Account, the Class Certificate
                                 Balance of the applicable Class M or Class B certificates will be reduced, in inverse order of seniority (beginning with the Class B-5 certificates) by an amount equal to that excess, until that Class
                                 Certificate Balance is reduced to zero.  This reduction of a Class
                                 Certificate Balance for Realized Losses is referred to as an
                                 "Applied Realized Loss Amount."  In the event Applied Realized Loss
                                 Amounts are allocated to any class of certificates, its Class
                                 Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis
                                 Risk CarryForward Amounts on the amounts written down on that distribution date or any future distribution dates, even if funds are otherwise available for distribution.  Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent
                                 Recovery"), the Class Certificate Balance of each class of certificates that has been previously reduced by Applied Realized
                                 Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Unpaid
                                 Realized Loss Amount for the applicable class of Subordinated
                                 Certificates for the related distribution date).  Any Subsequent
                                 Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal
                                 Remittance Amount for the related distribution date.

ORIGINAL LOAN SELLERS:           Accredited Home Lenders, Inc.
                                 Chapel Mortgage Corporation
                                 Encore Credit Corp.
                                 First Bank Mortgage
                                 First Horizon Home Loan Corp.
                                 First NLC Financial Services
                                 FlexPoint Funding Corp.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 17

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                 Funding America Warehouse Trust
                                 Lenders Direct Capital Corporation
                                 Lime Financial Services, Ltd.
                                 Mandalay Mortgage, LLC
                                 Master Financial, Inc.
                                 Maxim Mortgage Corp.
                                 NC Capital Corporation
                                 Quick Loan Funding Inc.
                                 Rose Mortgage Corp.

TRUST TAX STATUS:                Portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.  The LIBOR Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction.  Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

ERISA ELIGIBILITY:               The LIBOR Certificates are expected to be ERISA eligible.  Plan fiduciaries should note the additional representations deemed to be made because of the Swap Agreement, which will be described under
                                 "ERISA Considerations" in the free writing prospectus and the prospectus supplement for the IXIS Real Estate Capital Trust
                                 2006-HE3 transaction.

SMMEA ELIGIBILITY:               It is anticipated that none of the LIBOR Certificates will be SMMEA eligible.

REGISTRATION STATEMENT AND       This term sheet does not contain all information that is required to
PROSPECTUS:                      be included in a registration statement, or in a base prospectus and prospectus supplement.

                                 The Depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this
                                 communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the
                                 Depositor has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
                                 Alternatively, the Depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.
                                 The registration statement referred to above (including the prospectus) is incorporated in this term sheet by reference. and may be accessed by clicking on the following hyperlink:
                                 http://www.sec.gov/Archives/edgar/data/1030442/000090514806002120/
                                 efc6-1020_forms3a.txt

RISK FACTORS:                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE
                                 REGISTRATION STATEMENT AND IN THE FREE WRITING PROSPECTUS AND THE
                                 PROSPECTUS SUPPLEMENT FOR IXIS REAL ESTATE CAPITAL TRUST 2006-HE3
                                 TRANSACTION REFERRED FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                 CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE LIBOR
                                 CERTIFICATES.

STATIC POOL INFORMATION:         Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first- or second-lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at
                                 http://www.morganstanley.com/institutional/abs_spi/IXIS.html.  On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet.  Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet.  In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates.  Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 18

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                                       SENSITIVITY ANALYSIS

------------------------------------------------------------------------------------------------------------------------------------
                                                            TO 10% CALL
        ----------------------------------------------------------------------------------------------------------------------------
        % OF PPC                       50            60            75           100           125           150            175
------------------------------------------------------------------------------------------------------------------------------------

        WAL (YRS)                     1.62          1.35          1.08          0.80          0.64          0.52           0.44
 A-1    FIRST PAYMENT DATE         10/25/2006    10/25/2006    10/25/2006    10/25/2006    10/25/2006    10/25/2006     10/25/2006
        EXPECTED FINAL MATURITY    2/25/2010      7/25/2009    12/25/2008    5/25/2008     1/25/2008     10/25/2007     8/25/2007
        WINDOW                       1 - 41        1 - 34        1 - 27        1 - 20        1 - 16        1 - 13         1 - 11
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     4.18          3.47          2.74          2.00          1.56          1.27           1.05
 A-2    FIRST PAYMENT DATE         2/25/2010      7/25/2009    12/25/2008    5/25/2008     1/25/2008     10/25/2007     8/25/2007
        EXPECTED FINAL MATURITY    11/25/2011     1/25/2011    2/25/2010     2/25/2009     7/25/2008     3/25/2008      12/25/2007
        WINDOW                      41 - 62        34 - 52      27 - 41       20 - 29       16 - 22       13 - 18        11 - 15
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     7.73          6.42          5.08          3.50          2.32          1.87           1.54
 A-3    FIRST PAYMENT DATE         11/25/2011     1/25/2011    2/25/2010     2/25/2009     7/25/2008     3/25/2008      12/25/2007
        EXPECTED FINAL MATURITY    11/25/2017     1/25/2016    2/25/2014     2/25/2012     7/25/2009     1/25/2009      8/25/2008
        WINDOW                      62 - 134      52 - 112      41 - 89       29 - 65       22 - 34       18 - 28        15 - 23
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    13.90          11.70         9.28          6.78          4.93          2.75           2.19
 A-4    FIRST PAYMENT DATE         11/25/2017     1/25/2016    2/25/2014     2/25/2012     7/25/2009     1/25/2009      8/25/2008
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      4/25/2009
        WINDOW                     134 - 177      112 - 150     89 - 119      65 - 87       34 - 67       28 - 54        23 - 31
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.99          4.68          4.49           3.39
 M-1    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    3/25/2010     10/25/2010    3/25/2011      4/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      42 - 87       49 - 67       54 - 54        31 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.94          4.40          4.48           3.66
 M-2    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    2/25/2010     6/25/2010     1/25/2011      5/25/2010
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      41 - 87       45 - 67       52 - 54        44 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.91          4.27          4.25           3.65
 M-3    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    1/25/2010     5/25/2010     10/25/2010     4/25/2010
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      40 - 87       44 - 67       49 - 54        43 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.89          4.19          4.05           3.52
 M-4    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    12/25/2009    3/25/2010     7/25/2010      2/25/2010
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      39 - 87       42 - 67       46 - 54        41 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.88          4.14          3.91           3.37
 M-5    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    12/25/2009    2/25/2010     5/25/2010      12/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      39 - 87       41 - 67       44 - 54        39 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.87          4.10          3.80           3.25
 M-6    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    11/25/2009    1/25/2010     3/25/2010      10/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      38 - 87       40 - 67       42 - 54        37 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.85          4.06          3.72           3.17
 B-1    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    11/25/2009    12/25/2009    2/25/2010      9/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      38 - 87       39 - 67       41 - 54        36 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.85          4.04          3.65           3.10
 B-2    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    11/25/2009    12/25/2009    1/25/2010      7/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      38 - 87       39 - 67       40 - 54        34 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.84          4.00          3.60           3.04
 B-3    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    10/25/2009    11/25/2009    12/25/2009     7/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      37 - 87       38 - 67       39 - 54        34 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.79          8.19          6.49          4.83          4.00          3.58           3.03
 B-4    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    10/25/2009    11/25/2009    11/25/2009     6/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      37 - 87       38 - 67       38 - 54        33 - 44
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.68          8.08          6.40          4.77          3.94          3.50           2.96
 B-5    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    10/25/2009    10/25/2009    11/25/2009     6/25/2009
        EXPECTED FINAL MATURITY    6/25/2021      3/25/2019    8/25/2016     12/25/2013    4/25/2012     3/25/2011      5/25/2010
        WINDOW                      56 - 177      47 - 150      37 - 119      37 - 87       37 - 67       38 - 54        33 - 44
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 19

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                                   SENSITIVITY ANALYSIS (CONT)

------------------------------------------------------------------------------------------------------------------------------------
                                                            TO MATURITY
------------------------------------------------------------------------------------------------------------------------------------

        % OF PPC                       50            60            75           100           125           150            175
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     1.62          1.35          1.08          0.80          0.64          0.52           0.44
 A-1    FIRST PAYMENT DATE         10/25/2006    10/25/2006    10/25/2006    10/25/2006    10/25/2006    10/25/2006     10/25/2006
        EXPECTED FINAL MATURITY    2/25/2010      7/25/2009    12/25/2008    5/25/2008     1/25/2008     10/25/2007     8/25/2007
        WINDOW                       1 - 41        1 - 34        1 - 27        1 - 20        1 - 16        1 - 13         1 - 11
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     4.18          3.47          2.74          2.00          1.56          1.27           1.05
 A-2    FIRST PAYMENT DATE         2/25/2010      7/25/2009    12/25/2008    5/25/2008     1/25/2008     10/25/2007     8/25/2007
        EXPECTED FINAL MATURITY    11/25/2011     1/25/2011    2/25/2010     2/25/2009     7/25/2008     3/25/2008      12/25/2007
        WINDOW                      41 - 62        34 - 52      27 - 41       20 - 29       16 - 22       13 - 18        11 - 15
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     7.73          6.42          5.08          3.50          2.32          1.87           1.54
 A-3    FIRST PAYMENT DATE         11/25/2011     1/25/2011    2/25/2010     2/25/2009     7/25/2008     3/25/2008      12/25/2007
        EXPECTED FINAL MATURITY    11/25/2017     1/25/2016    2/25/2014     2/25/2012     7/25/2009     1/25/2009      8/25/2008
        WINDOW                      62 - 134      52 - 112      41 - 89       29 - 65       22 - 34       18 - 28        15 - 23
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    16.58          14.11        11.34          8.34          6.16          3.05           2.19
 A-4    FIRST PAYMENT DATE         11/25/2017     1/25/2016    2/25/2014     2/25/2012     7/25/2009     1/25/2009      8/25/2008
        EXPECTED FINAL MATURITY    3/25/2035      7/25/2032    4/25/2028     12/25/2022    7/25/2019     12/25/2016     4/25/2009
        WINDOW                     134 - 342      112 - 310     89 - 259      65 - 195      34 - 154      28 - 123       23 - 31
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.72          9.02          7.19          5.53          5.10          6.42           5.29
 M-1    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    3/25/2010     10/25/2010    10/25/2011     4/25/2009
        EXPECTED FINAL MATURITY    4/25/2032      2/25/2029    1/25/2025     6/25/2020     5/25/2017     5/25/2015      2/25/2015
        WINDOW                      56 - 307      47 - 269      37 - 220      42 - 165      49 - 128      61 - 104       31 - 101
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.70          8.99          7.16          5.45          4.80          4.98           4.50
 M-2    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    2/25/2010     6/25/2010     1/25/2011      8/25/2010
        EXPECTED FINAL MATURITY    5/25/2031      2/25/2028    2/25/2024     10/25/2019    11/25/2016    11/25/2014     5/25/2013
        WINDOW                      56 - 296      47 - 257      37 - 209      41 - 157      45 - 122      52 - 98        47 - 80
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.67          8.96          7.14          5.40          4.66          4.56           4.00
 M-3    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    1/25/2010     5/25/2010     10/25/2010     4/25/2010
        EXPECTED FINAL MATURITY    6/25/2030      4/25/2027    5/25/2023     3/25/2019     5/25/2016     6/25/2014      1/25/2013
        WINDOW                      56 - 285      47 - 247      37 - 200      40 - 150      44 - 116      49 - 93        43 - 76
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.64          8.93          7.11          5.37          4.57          4.35           3.77
 M-4    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    12/25/2009    3/25/2010     7/25/2010      2/25/2010
        EXPECTED FINAL MATURITY    10/25/2029     8/25/2026    10/25/2022    9/25/2018     1/25/2016     3/25/2014      10/25/2012
        WINDOW                      56 - 277      47 - 239      37 - 193      39 - 144      42 - 112      46 - 90        41 - 73
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.60          8.89          7.08          5.33          4.50          4.19           3.61
 M-5    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    12/25/2009    2/25/2010     5/25/2010      12/25/2009
        EXPECTED FINAL MATURITY    2/25/2029     11/25/2025    3/25/2022     4/25/2018     9/25/2015     11/25/2013     8/25/2012
        WINDOW                      56 - 269      47 - 230      37 - 186      39 - 139      41 - 108      44 - 86        39 - 71
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.54          8.84          7.05          5.29          4.43          4.06           3.47
 M-6    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    11/25/2009    1/25/2010     3/25/2010      10/25/2009
        EXPECTED FINAL MATURITY    3/25/2028      1/25/2025    7/25/2021     9/25/2017     3/25/2015     7/25/2013      4/25/2012
        WINDOW                      56 - 258      47 - 220      37 - 178      38 - 132      40 - 102      42 - 82        37 - 67
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.47          8.77          6.99          5.23          4.36          3.95           3.36
 B-1    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    11/25/2009    12/25/2009    2/25/2010      9/25/2009
        EXPECTED FINAL MATURITY    3/25/2027      3/25/2024    12/25/2020    2/25/2017     10/25/2014    3/25/2013      1/25/2012
        WINDOW                      56 - 246      47 - 210      37 - 171      38 - 125      39 - 97       41 - 78        36 - 64
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.35          8.67          6.90          5.16          4.28          3.84           3.26
 B-2    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    11/25/2009    12/25/2009    1/25/2010      7/25/2009
        EXPECTED FINAL MATURITY    1/25/2026      1/25/2023    1/25/2020     6/25/2016     4/25/2014     9/25/2012      8/25/2011
        WINDOW                      56 - 232      47 - 196      37 - 160      38 - 117      39 - 91       40 - 72        34 - 59
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.21          8.55          6.80          5.07          4.19          3.74           3.16
 B-3    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    10/25/2009    11/25/2009    12/25/2009     7/25/2009
        EXPECTED FINAL MATURITY    8/25/2024     10/25/2021    12/25/2018    9/25/2015     8/25/2013     4/25/2012      4/25/2011
        WINDOW                      56 - 215      47 - 181      37 - 147      37 - 108      38 - 83       39 - 67        34 - 55
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                    10.04          8.42          6.68          4.98          4.11          3.67           3.10
 B-4    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    10/25/2009    11/25/2009    11/25/2009     6/25/2009
        EXPECTED FINAL MATURITY    8/25/2023      2/25/2021    3/25/2018     2/25/2015     3/25/2013     12/25/2011     12/25/2010
        WINDOW                      56 - 203      47 - 173      37 - 138      37 - 101      38 - 78       38 - 63        33 - 51
------------------------------------------------------------------------------------------------------------------------------------
        WAL (YRS)                     9.70          8.10          6.42          4.79          3.95          3.51           2.97
 B-5    FIRST PAYMENT DATE         5/25/2011      8/25/2010    10/25/2009    10/25/2009    10/25/2009    11/25/2009     6/25/2009
        EXPECTED FINAL MATURITY    2/25/2022     11/25/2019    3/25/2017     5/25/2014     8/25/2012     6/25/2011      8/25/2010
        WINDOW                      56 - 185      47 - 158      37 - 126      37 - 92       37 - 71       38 - 57        33 - 47
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 20

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                        SENSITIVITY ANALYSIS (CONT)

--------------------------------------------------------------------------
        TO 10% CALL
        ------------------------------------------------------------------
        CPR %                          20            25            30
--------------------------------------------------------------------------
        WAL (YRS)                     1.07          0.85          0.70
  A-1   FIRST PAYMENT DATE         10/25/2006    10/25/2006    10/25/2006
        EXPECTED FINAL MATURITY    12/25/2008     7/25/2008     3/25/2008
        WINDOW                       1 - 27        1 - 22        1 - 18
--------------------------------------------------------------------------
        WAL (YRS)                     2.77          2.17          1.76
  A-2   FIRST PAYMENT DATE         12/25/2008     7/25/2008     3/25/2008
        EXPECTED FINAL MATURITY     2/25/2010     4/25/2009    10/25/2008
        WINDOW                       27 - 41       22 - 31       18 - 25
--------------------------------------------------------------------------
        WAL (YRS)                     5.16          3.93          2.86
  A-3   FIRST PAYMENT DATE          2/25/2010     4/25/2009    10/25/2008
        EXPECTED FINAL MATURITY     3/25/2014     8/25/2012     6/25/2011
        WINDOW                       41 - 90       31 - 71       25 - 57
--------------------------------------------------------------------------
        WAL (YRS)                     9.44          7.41          6.01
  A-4   FIRST PAYMENT DATE          3/25/2014     8/25/2012     6/25/2011
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      90 - 121       71 - 95       57 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.30          4.74
  M-1   FIRST PAYMENT DATE         10/25/2009     2/25/2010     6/25/2010
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       41 - 95       45 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.27          4.60
  M-2   FIRST PAYMENT DATE         10/25/2009     1/25/2010     4/25/2010
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       40 - 95       43 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.25          4.54
  M-3   FIRST PAYMENT DATE         10/25/2009    12/25/2009     3/25/2010
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       39 - 95       42 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.25          4.50
  M-4   FIRST PAYMENT DATE         10/25/2009    12/25/2009     2/25/2010
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       39 - 95       41 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.24          4.47
  M-5   FIRST PAYMENT DATE         10/25/2009    11/25/2009     1/25/2010
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       38 - 95       40 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.24          4.45
  M-6   FIRST PAYMENT DATE         10/25/2009    11/25/2009    12/25/2009
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       38 - 95       39 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.24          4.44
  B-1   FIRST PAYMENT DATE         10/25/2009    10/25/2009    11/25/2009
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       37 - 95       38 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.22          4.41
  B-2   FIRST PAYMENT DATE         10/25/2009    10/25/2009    11/25/2009
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       37 - 95       38 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.22          4.41
  B-3   FIRST PAYMENT DATE         10/25/2009    10/25/2009    11/25/2009
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       37 - 95       38 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.59          5.22          4.40
  B-4   FIRST PAYMENT DATE         10/25/2009    10/25/2009    10/25/2009
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       37 - 95       37 - 77
--------------------------------------------------------------------------
        WAL (YRS)                     6.51          5.15          4.33
  B-5   FIRST PAYMENT DATE         10/25/2009    10/25/2009    10/25/2009
        EXPECTED FINAL MATURITY    10/25/2016     8/25/2014     2/25/2013
        WINDOW                      37 - 121       37 - 95       37 - 77
--------------------------------------------------------------------------

--------------------------------------------------------------------------
        TO MATURITY
        ------------------------------------------------------------------
        CPR %                          20            25            30
--------------------------------------------------------------------------
        WAL (YRS)                     1.07          0.85          0.70
  A-1   FIRST PAYMENT DATE         10/25/2006    10/25/2006    10/25/2006
        EXPECTED FINAL MATURITY    12/25/2008    7/25/2008     3/25/2008
        WINDOW                       1 - 27        1 - 22        1 - 18
--------------------------------------------------------------------------
        WAL (YRS)                     2.77          2.17          1.76
  A-2   FIRST PAYMENT DATE         12/25/2008    7/25/2008     3/25/2008
        EXPECTED FINAL MATURITY    2/25/2010     4/25/2009     10/25/2008
        WINDOW                      27 - 41       22 - 31       18 - 25
--------------------------------------------------------------------------
        WAL (YRS)                     5.16          3.93          2.86
  A-3   FIRST PAYMENT DATE         2/25/2010     4/25/2009     10/25/2008
        EXPECTED FINAL MATURITY    3/25/2014     8/25/2012     6/25/2011
        WINDOW                      41 - 90       31 - 71       25 - 57
--------------------------------------------------------------------------
        WAL (YRS)                    11.55          9.10          7.41
  A-4   FIRST PAYMENT DATE         3/25/2014     8/25/2012     6/25/2011
        EXPECTED FINAL MATURITY    10/25/2028    6/25/2024     4/25/2021
        WINDOW                      90 - 265      71 - 213      57 - 175
--------------------------------------------------------------------------
        WAL (YRS)                     7.32          5.88          5.22
  M-1   FIRST PAYMENT DATE         10/25/2009    2/25/2010     6/25/2010
        EXPECTED FINAL MATURITY    6/25/2025     8/25/2021     12/25/2018
        WINDOW                      37 - 225      41 - 179      45 - 147
--------------------------------------------------------------------------
        WAL (YRS)                     7.29          5.83          5.07
  M-2   FIRST PAYMENT DATE         10/25/2009    1/25/2010     4/25/2010
        EXPECTED FINAL MATURITY    7/25/2024     12/25/2020    4/25/2018
        WINDOW                      37 - 214      40 - 171      43 - 139
--------------------------------------------------------------------------
        WAL (YRS)                     7.26          5.79          4.99
  M-3   FIRST PAYMENT DATE         10/25/2009    12/25/2009    3/25/2010
        EXPECTED FINAL MATURITY    9/25/2023     4/25/2020     10/25/2017
        WINDOW                      37 - 204      39 - 163      42 - 133
--------------------------------------------------------------------------
        WAL (YRS)                     7.24          5.77          4.93
  M-4   FIRST PAYMENT DATE         10/25/2009    12/25/2009    2/25/2010
        EXPECTED FINAL MATURITY    2/25/2023     10/25/2019    5/25/2017
        WINDOW                      37 - 197      39 - 157      41 - 128
--------------------------------------------------------------------------
        WAL (YRS)                     7.21          5.73          4.88
  M-5   FIRST PAYMENT DATE         10/25/2009    11/25/2009    1/25/2010
        EXPECTED FINAL MATURITY    7/25/2022     4/25/2019     12/25/2016
        WINDOW                      37 - 190      38 - 151      40 - 123
--------------------------------------------------------------------------
        WAL (YRS)                     7.16          5.69          4.83
  M-6   FIRST PAYMENT DATE         10/25/2009    11/25/2009    12/25/2009
        EXPECTED FINAL MATURITY    10/25/2021    9/25/2018     6/25/2016
        WINDOW                      37 - 181      38 - 144      39 - 117
--------------------------------------------------------------------------
        WAL (YRS)                     7.11          5.64          4.77
  B-1   FIRST PAYMENT DATE         10/25/2009    10/25/2009    11/25/2009
        EXPECTED FINAL MATURITY    2/25/2021     2/25/2018     12/25/2015
        WINDOW                      37 - 173      37 - 137      38 - 111
--------------------------------------------------------------------------
        WAL (YRS)                     7.02          5.56          4.68
  B-2   FIRST PAYMENT DATE         10/25/2009    10/25/2009    11/25/2009
        EXPECTED FINAL MATURITY    3/25/2020     5/25/2017     5/25/2015
        WINDOW                      37 - 162      37 - 128      38 - 104
--------------------------------------------------------------------------
        WAL (YRS)                     6.92          5.47          4.62
  B-3   FIRST PAYMENT DATE         10/25/2009    10/25/2009    11/25/2009
        EXPECTED FINAL MATURITY    3/25/2019     7/25/2016     9/25/2014
        WINDOW                      37 - 150      37 - 118      38 - 96
--------------------------------------------------------------------------
        WAL (YRS)                     6.79          5.38          4.53
  B-4   FIRST PAYMENT DATE         10/25/2009    10/25/2009    10/25/2009
        EXPECTED FINAL MATURITY    6/25/2018     11/25/2015    3/25/2014
        WINDOW                      37 - 141      37 - 110      37 - 90
--------------------------------------------------------------------------
        WAL (YRS)                     6.53          5.17          4.34
  B-5   FIRST PAYMENT DATE         10/25/2009    10/25/2009    10/25/2009
        EXPECTED FINAL MATURITY    5/25/2017     1/25/2015     7/25/2013
        WINDOW                      37 - 128      37 - 100      37 - 82
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 21

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                            SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
 PERIOD    A-1 CAP%     A-2 CAP%    A-3 CAP%     A-4 CAP%    M-1 CAP%     M-2 CAP%    M-3 CAP%     M-4 CAP%    M-5 CAP%    M-6 CAP%
          ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------

   1          (3)         (3)          (3)         (3)          (3)          (3)        (3)           (3)        (3)          (3)
   2          (3)         (3)          (3)         (3)          (3)          (3)        (3)           (3)        (3)          (3)
   3          (3)         (3)          (3)         (3)          (3)          (3)        (3)           (3)        (3)          (3)
   4         20.60       20.70        20.86       21.25        21.95        22.02      22.10         22.30      22.38        22.57
   5         20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   6         20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   7         20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   8         20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   9         20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   10        20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   11        20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   12        20.05       20.11        20.15       20.25        20.30        20.32      20.34         20.39      20.41        20.46
   13        20.05       20.11        20.15       20.25        20.27        20.29      20.30         20.35      20.37        20.41
   14        20.02       20.02        20.02       20.02        19.74        19.74      19.74         19.74      19.74        19.74
   15        19.96       19.96        19.96       19.96        19.67        19.67      19.67         19.67      19.67        19.67
   16        19.65       19.65        19.65       19.65        19.35        19.35      19.35         19.35      19.35        19.35
   17        19.47       19.47        19.47       19.47        19.16        19.16      19.16         19.16      19.16        19.16
   18        19.57       19.57        19.57       19.57        19.23        19.23      19.23         19.23      19.23        19.23
   19        19.12       19.12        19.12       19.12        18.78        18.78      18.78         18.78      18.78        18.78
   20        19.07       19.07        19.07       19.07        18.70        18.70      18.70         18.70      18.70        18.70
   21         --         17.11        17.11       17.11        16.74        16.74      16.74         16.74      16.74        16.74
   22         --         14.75        14.75       14.75        14.29        14.29      14.29         14.29      14.29        14.29
   23         --         13.85        13.85       13.85        13.38        13.38      13.38         13.38      13.38        13.38
   24         --         13.45        13.45       13.45        12.96        12.96      12.96         12.96      12.96        12.96
   25         --         13.49        13.49       13.49        12.95        12.95      12.95         12.95      12.95        12.95
   26         --         13.16        13.16       13.16        12.62        12.62      12.62         12.62      12.62        12.62
   27         --         13.57        13.57       13.57        12.98        12.98      12.98         12.98      12.98        12.98
   28         --         13.86        13.86       13.86        13.22        13.22      13.22         13.22      13.22        13.22
   29         --         13.91        13.91       13.91        13.23        13.23      13.23         13.23      13.23        13.23
   30         --          --          14.99       14.99        14.21        14.21      14.21         14.21      14.21        14.21
   31         --          --          14.00       14.00        13.25        13.25      13.25         13.25      13.25        13.25
   32         --          --          14.32       14.32        13.51        13.51      13.51         13.51      13.51        13.51
   33         --          --          14.11       14.11        13.27        13.27      13.27         13.27      13.27        13.27
   34         --          --          14.55       14.55        13.56        13.56      13.56         13.56      13.56        13.56
   35         --          --          14.02       14.02        13.00        13.00      13.00         13.00      13.00        13.00
   36         --          --          14.06       14.06        12.97        12.97      12.97         12.97      12.97        12.97
   37         --          --          44.06       44.06        13.30        13.30      13.30         13.30      13.30        13.30
   38         --          --          16.12       16.12        12.89        12.89      12.89         12.89      12.89        12.89
   39         --          --          16.64       16.64        13.37        13.37      13.37         13.37      13.37        13.37
   40         --          --          16.85       16.85        13.72        13.72      13.72         13.72      13.72        13.72
   41         --          --          16.83       16.83        13.79        13.79      13.79         13.79      13.79        13.79
   42         --          --          18.40       18.40        15.11        15.11      15.11         15.11      15.11        15.11
   43         --          --          16.78       16.78        13.89        13.89      13.89         13.89      13.89        13.89
   44         --          --          17.18       17.18        14.27        14.27      14.27         14.27      14.27        14.27

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 22

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                            SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
 PERIOD    A-1 CAP%     A-2 CAP%    A-3 CAP%     A-4 CAP%    M-1 CAP%     M-2 CAP%    M-3 CAP%     M-4 CAP%    M-5 CAP%    M-6 CAP%
          ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------

   45         --          --          16.63       16.63        13.88        13.88      13.88         13.88      13.88        13.88
   46         --          --          17.38       17.38        14.55        14.55      14.55         14.55      14.55        14.55
   47         --          --          16.90       16.90        14.17        14.17      14.17         14.17      14.17        14.17
   48         --          --          16.91       16.91        14.18        14.18      14.18         14.18      14.18        14.18
   49         --          --          17.43       17.43        14.60        14.60      14.60         14.60      14.60        14.60
   50         --          --          16.91       16.91        14.17        14.17      14.17         14.17      14.17        14.17
   51         --          --          17.40       17.40        14.57        14.57      14.57         14.57      14.57        14.57
   52         --          --          17.04       17.04        14.30        14.30      14.30         14.30      14.30        14.30
   53         --          --          17.05       17.05        14.30        14.30      14.30         14.30      14.30        14.30
   54         --          --          18.69       18.69        15.65        15.65      15.65         15.65      15.65        15.65
   55         --          --          15.75       15.75        13.00        13.00      13.00         13.00      13.00        13.00
   56         --          --          16.27       16.27        13.43        13.43      13.43         13.43      13.43        13.43
   57         --          --          15.75       15.75        13.00        13.00      13.00         13.00      13.00        13.00
   58         --          --          16.28       16.28        13.43        13.43      13.43         13.43      13.43        13.43
   59         --          --          15.75       15.75        13.00        13.00      13.00         13.00      13.00        13.00
   60         --          --          15.75       15.75        13.00        13.00      13.00         13.00      13.00        13.00
   61         --          --          16.27       16.27        13.43        13.43      13.43         13.43      13.43        13.43
   62         --          --          15.75       15.75        12.99        12.99      12.99         12.99      12.99        12.99
   63         --          --          16.27       16.27        13.42        13.42      13.42         13.42      13.42        13.42
   64         --          --          15.74       15.74        12.98        12.98      12.98         12.98      12.98        12.98
   65         --          --          15.74       15.74        12.98        12.98      12.98         12.98      12.98        12.98
   66         --          --           --         16.82        13.88        13.88      13.88         13.88      13.88        13.88
   67         --          --           --         15.73        12.98        12.98      12.98         12.98      12.98        12.98
   68         --          --           --         16.25        13.41        13.41      13.41         13.41      13.41        13.41
   69         --          --           --         15.72        12.97        12.97      12.97         12.97      12.97        12.97
   70         --          --           --         16.24        13.40        13.40      13.40         13.40      13.40        13.40
   71         --          --           --         15.71        12.96        12.96      12.96         12.96      12.96        12.96
   72         --          --           --         15.71        12.96        12.96      12.96         12.96      12.96        12.96
   73         --          --           --         16.23        13.39        13.39      13.39         13.39      13.39        13.39
   74         --          --           --         15.70        12.95        12.95      12.95         12.95      12.95        12.95
   75         --          --           --         16.22        13.38        13.38      13.38         13.38      13.38        13.38
   76         --          --           --         14.99        12.94        12.94      12.94         12.94      12.94        12.94
   77         --          --           --         13.77        12.94        12.94      12.94         12.94      12.94        12.94
   78         --          --           --         15.26        14.32        14.32      14.32         14.32      14.32        14.32
   79         --          --           --         13.80        12.93        12.93      12.93         12.93      12.93        12.93
   80         --          --           --         14.28        13.36        13.36      13.36         13.36      13.36        13.36
   81         --          --           --         13.84        12.93        12.93      12.93         12.93      12.93        12.93
   82         --          --           --         14.33        13.35        13.35      13.35         13.35      13.35        13.35
   83         --          --           --         13.88        12.92        12.92      12.92         12.92      12.92        12.92
   84         --          --           --         13.91        12.91        12.91      12.91         12.91      12.91        12.91
   85         --          --           --         14.39        13.34        13.34      13.34         13.34      13.34        13.34
   86         --          --           --         13.95        12.91        12.91      12.91         12.91      12.91        12.91
   87         --          --           --         14.44        13.33        13.33      13.33         13.33      13.33        13.33
   88         --          --           --         14.00        12.90        12.90      12.90         12.90      12.90        12.90
   89         --          --           --         14.02        12.89        12.89      12.89         12.89      12.89        12.89

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 23

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                            SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
 PERIOD    A-1 CAP%     A-2 CAP%    A-3 CAP%     A-4 CAP%    M-1 CAP%     M-2 CAP%    M-3 CAP%     M-4 CAP%    M-5 CAP%    M-6 CAP%
          ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------

  90          --          --           --         15.56        14.27        14.27      14.27         14.27      14.27        14.27
  91          --          --           --         14.08        12.88        12.88      12.88         12.88      12.88        12.88
  92          --          --           --         14.58        13.31        13.31      13.31         13.31      13.31        13.31
  93          --          --           --         14.13        12.87        12.87      12.87         12.87      12.87        12.87
  94          --          --           --         14.63        13.30        13.30      13.30         13.30      13.30        13.30
  95          --          --           --         14.19        12.87        12.87      12.87         12.87      12.87        12.87
  96          --          --           --         14.22        12.86        12.86      12.86         12.86      12.86        12.86
  97          --          --           --         14.73        13.29        13.29      13.29         13.29      13.29        13.29
  98          --          --           --         14.29        12.85        12.85      12.85         12.85      12.85        12.85
  99          --          --           --         14.80        13.28        13.28      13.28         13.28      13.28        13.28
  100         --          --           --         14.36        12.84        12.84      12.84         12.84      12.84        12.84
  101         --          --           --         14.39        12.84        12.84      12.84         12.84      12.84        12.84
  102         --          --           --         15.98        14.21        14.21      14.21         14.21      14.21        14.21
  103         --          --           --         14.47        12.83        12.83      12.83         12.83      12.83        12.83
  104         --          --           --         14.99        13.25        13.25      13.25         13.25      13.25        13.25
  105         --          --           --         14.55        12.82        12.82      12.82         12.82      12.82        12.82
  106         --          --           --         15.08        13.24        13.24      13.24         13.24      13.24        13.24
  107         --          --           --         14.63        12.81        12.81      12.81         12.81      12.81        12.81
  108         --          --           --         14.68        12.81        12.81      12.81         12.81      12.81        12.81
  109         --          --           --         15.22        13.23        13.23      13.23         13.23      13.23        13.23
  110         --          --           --         14.77        12.80        12.80      12.80         12.80      12.80        12.80
  111         --          --           --         15.31        13.22        13.22      13.22         13.22      13.22        13.22
  112         --          --           --         14.87        12.79        12.79      12.79         12.79      12.79        12.79
  113         --          --           --         14.92        12.79        12.79      12.79         12.79      12.79        12.79
  114         --          --           --         16.01        13.66        13.66      13.66         13.66      13.66        13.66
  115         --          --           --         15.03        12.78        12.78      12.78         12.78      12.78        12.78
  116         --          --           --         15.59        13.20        13.20      13.20         13.20      13.20        13.20
  117         --          --           --         15.14        12.77        12.77      12.77         12.77      12.77        12.77
  118         --          --           --         15.71        13.19        13.19      13.19         13.19      13.19        13.19
  119         --          --           --         15.26        12.76        12.76      12.76         12.76      12.76        12.76
  120         --          --           --         15.32        12.75        12.75      12.75         12.75      12.75        12.75
  121         --          --           --         15.90        13.17        13.17      13.17         13.17      13.17        13.17
  122         --          --           --         15.45        12.75        12.75      12.75         12.75      12.75        12.75
  123         --          --           --         16.04        13.17        13.17      13.17         13.17      13.17        13.17
  124         --          --           --         15.59        12.74        12.74      12.74         12.74      12.74        12.74
  125         --          --           --         15.66        12.73        12.73      12.73         12.73      12.73        12.73
  126         --          --           --         17.43        14.09        14.09      14.09         14.09      14.09        14.09
  127         --          --           --         15.81        12.72        12.72      12.72         12.72      12.72        12.72
  128         --          --           --         16.42        13.14        13.14      13.14         13.14      13.14        13.14
  129         --          --           --         15.97        12.71        12.71      12.71         12.71      12.71        12.71
  130         --          --           --         16.59        13.13        13.13      13.13         13.13      13.13        13.13
  131         --          --           --         16.14        12.70        12.70      12.70         12.70      12.70        12.70
  132         --          --           --         16.23        12.70        12.70      12.70         12.70      12.70        12.70
  133         --          --           --         16.86        13.12        13.12      13.12         13.12      13.12        13.12
  134         --          --           --         16.41        12.69        12.69      12.69         12.69      12.69         --

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 24

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                            SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
 PERIOD    A-1 CAP%     A-2 CAP%    A-3 CAP%     A-4 CAP%    M-1 CAP%     M-2 CAP%    M-3 CAP%     M-4 CAP%    M-5 CAP%    M-6 CAP%
          ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------

  135         --          --           --         17.06        13.11        13.11      13.11         13.11      13.11          --
  136         --          --           --         16.61        12.68        12.68      12.68         12.68      12.68          --
  137         --          --           --         16.71        12.68        12.68      12.68         12.68      12.68          --
  138         --          --           --         18.61        14.03        14.03      14.03         14.03      14.03          --
  139         --          --           --         16.92        12.67        12.67      12.67         12.67      12.67          --
  140         --          --           --         17.60        13.09        13.09      13.09         13.09        --           --
  141         --          --           --         17.14        12.66        12.66      12.66         12.66        --           --
  142         --          --           --         17.83        13.08        13.08      13.08         13.08        --           --
  143         --          --           --         17.38        12.65        12.65      12.65         12.65        --           --
  144         --          --           --         17.50        12.64        12.64      12.64         12.64        --           --
  145         --          --           --         18.21        13.06        13.06      13.06         13.06        --           --
  146         --          --           --         17.76        12.64        12.64      12.64           --         --           --
  147         --          --           --         18.49        13.05        13.05      13.05           --         --           --
  148         --          --           --         18.03        12.63        12.63      12.63           --         --           --
  149         --          --           --         18.17        12.62        12.62      12.62           --         --           --
  150         --          --           --         20.27        13.97        13.97      13.97           --         --           --
  151         --          --           --         18.46        12.61        12.61        --            --         --           --
  152         --          --           --         19.24        13.03        13.03        --            --         --           --
  153         --          --           --         18.77        12.60        12.60        --            --         --           --
  154         --          --           --         19.57        13.02        13.02        --            --         --           --
  155         --          --           --         19.10        12.59        12.59        --            --         --           --
  156         --          --           --         19.27        12.59        12.59        --            --         --           --
  157         --          --           --         20.10        13.00        13.00        --            --         --           --
  158         --          --           --         19.63        12.58        12.58        --            --         --           --
  159         --          --           --         20.48        13.00          --         --            --         --           --
  160         --          --           --         20.01        12.57          --         --            --         --           --
  161         --          --           --         20.21        12.57          --         --            --         --           --
  162         --          --           --         21.82        13.43          --         --            --         --           --
  163         --          --           --         20.62        12.56          --         --            --         --           --
  164         --          --           --         21.52        12.97          --         --            --         --           --
  165         --          --           --         21.05        12.55          --         --            --         --           --
  166         --          --           --         21.99        12.96          --         --            --         --           --
  167         --          --           --         21.59          --           --         --            --         --           --
  168         --          --           --         22.02          --           --         --            --         --           --
  169         --          --           --         23.23          --           --         --            --         --           --
  170         --          --           --         22.97          --           --         --            --         --           --
  171         --          --           --         24.29          --           --         --            --         --           --
  172         --          --           --         24.08          --           --         --            --         --           --
  173         --          --           --         24.70          --           --         --            --         --           --
  174         --          --           --         28.09          --           --         --            --         --           --
  175         --          --           --         26.11          --           --         --            --         --           --
  176         --          --           --         27.81          --           --         --            --         --           --
  177         --          --           --         29.98          --           --         --            --         --           --
  178         --          --           --         32.45          --           --         --            --         --           --
  179         --          --           --         33.00          --           --         --            --         --           --

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 25

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                                            SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

------------------------------------------------------------------------------------------------------------------------------------
 PERIOD    A-1 CAP%     A-2 CAP%    A-3 CAP%     A-4 CAP%    M-1 CAP%     M-2 CAP%    M-3 CAP%     M-4 CAP%    M-5 CAP%    M-6 CAP%
          ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360  ACTUAL/360
------------------------------------------------------------------------------------------------------------------------------------

  180         --          --           --          34.85        --           --         --            --         --           --
  181         --          --           --          37.86        --           --         --            --         --           --
  182         --          --           --          38.69        --           --         --            --         --           --
  183         --          --           --          42.41        --           --         --            --         --           --
  184         --          --           --          43.79        --           --         --            --         --           --
  185         --          --           --          47.03        --           --         --            --         --           --
  186         --          --           --          56.36        --           --         --            --         --           --
  187         --          --           --          55.63        --           --         --            --         --           --
  188         --          --           --          63.55        --           --         --            --         --           --
  189         --          --           --          69.00        --           --         --            --         --           --
  190         --          --           --          81.54        --           --         --            --         --           --
  191         --          --           --          92.59        --           --         --            --         --           --
  192         --          --           --         112.70        --           --         --            --         --           --
  193         --          --           --         150.02        --           --         --            --         --           --
  194         --          --           --         206.42        --           --         --            --         --           --
  195         --          --           --         377.02        --           --         --            --         --           --
  196         --          --           --           *           --           --         --            --         --           --
  197         --          --           --           --          --           --         --            --         --           --

* In period 196, the Class A-4 Certificates have an approximate beginning Class
Principal Balance of $37,278 and are paid approximately $160,213 in interest.

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 26

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

             SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

-----------------------------------------------------------------------
 PERIOD    B-1 CAP%    B-2 CAP%     B-3 CAP%     B-4 CAP%    B-5 CAP%
          ACTUAL/360  ACTUAL/360   ACTUAL/360   ACTUAL/360  ACTUAL/360
-----------------------------------------------------------------------
   1          (3)         (3)          (3)         (3)          (3)
   2          (3)         (3)          (3)         (3)          (3)
   3          (3)         (3)          (3)         (3)          (3)
   4         24.29       24.68        28.21       30.17        30.17
   5         20.90       21.00        21.90       22.40        22.40
   6         20.90       21.00        21.90       22.40        22.40
   7         20.90       21.00        21.90       22.40        22.40
   8         20.90       21.00        21.90       22.40        22.40
   9         20.90       21.00        21.90       22.40        22.40
   10        20.90       21.00        21.90       22.40        22.40
   11        20.90       21.00        21.90       22.40        22.40
   12        20.90       21.00        21.90       22.40        22.40
   13        20.79       20.88        21.67       22.11        22.11
   14        19.74       19.74        19.74       19.74        19.74
   15        19.67       19.67        19.67       19.67        19.67
   16        19.35       19.35        19.35       19.35        19.35
   17        19.16       19.16        19.16       19.16        19.16
   18        19.23       19.23        19.23       19.23        19.23
   19        18.78       18.78        18.78       18.78        18.78
   20        18.70       18.70        18.70       18.70        18.70
   21        16.74       16.74        16.74       16.74        16.74
   22        14.29       14.29        14.29       14.29        14.29
   23        13.38       13.38        13.38       13.38        13.38
   24        12.96       12.96        12.96       12.96        12.96
   25        12.95       12.95        12.95       12.95        12.95
   26        12.62       12.62        12.62       12.62        12.62
   27        12.98       12.98        12.98       12.98        12.98
   28        13.22       13.22        13.22       13.22        13.22
   29        13.23       13.23        13.23       13.23        13.23
   30        14.21       14.21        14.21       14.21        14.21
   31        13.25       13.25        13.25       13.25        13.25
   32        13.51       13.51        13.51       13.51        13.51
   33        13.27       13.27        13.27       13.27        13.27
   34        13.56       13.56        13.56       13.56        13.56
   35        13.00       13.00        13.00       13.00        13.00
   36        12.97       12.97        12.97       12.97        12.97
   37        13.30       13.30        13.30       13.30        13.30
   38        12.89       12.89        12.89       12.89        12.89
   39        13.37       13.37        13.37       13.37        13.37
   40        13.72       13.72        13.72       13.72        13.72
   41        13.79       13.79        13.79       13.79        13.79
   42        15.11       15.11        15.11       15.11        15.11
   43        13.89       13.89        13.89       13.89        13.89
   44        14.27       14.27        14.27       14.27        14.27

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 27

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

             SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

-----------------------------------------------------------------------
 PERIOD    B-1 CAP%    B-2 CAP%     B-3 CAP%     B-4 CAP%    B-5 CAP%
          ACTUAL/360  ACTUAL/360   ACTUAL/360   ACTUAL/360  ACTUAL/360
-----------------------------------------------------------------------
   45        13.88       13.88        13.88       13.88        13.88
   46        14.55       14.55        14.55       14.55        14.55
   47        14.17       14.17        14.17       14.17        14.17
   48        14.18       14.18        14.18       14.18        14.18
   49        14.60       14.60        14.60       14.60        14.60
   50        14.17       14.17        14.17       14.17        14.17
   51        14.57       14.57        14.57       14.57        14.57
   52        14.30       14.30        14.30       14.30        14.30
   53        14.30       14.30        14.30       14.30        14.30
   54        15.65       15.65        15.65       15.65        15.65
   55        13.00       13.00        13.00       13.00        13.00
   56        13.43       13.43        13.43       13.43        13.43
   57        13.00       13.00        13.00       13.00        13.00
   58        13.43       13.43        13.43       13.43        13.43
   59        13.00       13.00        13.00       13.00        13.00
   60        13.00       13.00        13.00       13.00        13.00
   61        13.43       13.43        13.43       13.43        13.43
   62        12.99       12.99        12.99       12.99        12.99
   63        13.42       13.42        13.42       13.42        13.42
   64        12.98       12.98        12.98       12.98        12.98
   65        12.98       12.98        12.98       12.98        12.98
   66        13.88       13.88        13.88       13.88        13.88
   67        12.98       12.98        12.98       12.98        12.98
   68        13.41       13.41        13.41       13.41        13.41
   69        12.97       12.97        12.97       12.97        12.97
   70        13.40       13.40        13.40       13.40        13.40
   71        12.96       12.96        12.96       12.96        12.96
   72        12.96       12.96        12.96       12.96        12.96
   73        13.39       13.39        13.39       13.39        13.39
   74        12.95       12.95        12.95       12.95        12.95
   75        13.38       13.38        13.38       13.38        13.38
   76        12.94       12.94        12.94       12.94        12.94
   77        12.94       12.94        12.94       12.94        12.94
   78        14.32       14.32        14.32       14.32        14.32
   79        12.93       12.93        12.93       12.93        12.93
   80        13.36       13.36        13.36       13.36        13.36
   81        12.93       12.93        12.93       12.93        12.93
   82        13.35       13.35        13.35       13.35        13.35
   83        12.92       12.92        12.92       12.92        12.92
   84        12.91       12.91        12.91       12.91        12.91
   85        13.34       13.34        13.34       13.34        13.34
   86        12.91       12.91        12.91       12.91        12.91
   87        13.33       13.33        13.33       13.33        13.33
   88        12.90       12.90        12.90       12.90        12.90
   89        12.89       12.89        12.89       12.89        12.89

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 28

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

             SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

-----------------------------------------------------------------------
 PERIOD    B-1 CAP%    B-2 CAP%     B-3 CAP%     B-4 CAP%    B-5 CAP%
          ACTUAL/360  ACTUAL/360   ACTUAL/360   ACTUAL/360  ACTUAL/360
-----------------------------------------------------------------------
   90        14.27       14.27        14.27       14.27        14.27
   91        12.88       12.88        12.88       12.88        12.88
   92        13.31       13.31        13.31       13.31        13.31
   93        12.87       12.87        12.87       12.87         --
   94        13.30       13.30        13.30       13.30         --
   95        12.87       12.87        12.87       12.87         --
   96        12.86       12.86        12.86       12.86         --
   97        13.29       13.29        13.29       13.29         --
   98        12.85       12.85        12.85       12.85         --
   99        13.28       13.28        13.28       13.28         --
  100        12.84       12.84        12.84       12.84         --
  101        12.84       12.84        12.84       12.84         --
  102        14.21       14.21        14.21       14.21         --
  103        12.83       12.83        12.83        --           --
  104        13.25       13.25        13.25        --           --
  105        12.82       12.82        12.82        --           --
  106        13.24       13.24        13.24        --           --
  107        12.81       12.81        12.81        --           --
  108        12.81       12.81        12.81        --           --
  109        13.23       13.23         --          --           --
  110        12.80       12.80         --          --           --
  111        13.22       13.22         --          --           --
  112        12.79       12.79         --          --           --
  113        12.79       12.79         --          --           --
  114        13.66       13.66         --          --           --
  115        12.78       12.78         --          --           --
  116        13.20       13.20         --          --           --
  117        12.77       12.77         --          --           --
  118        13.19       13.19         --          --           --
  119        12.76        --           --          --           --
  120        12.75        --           --          --           --
  121        13.17        --           --          --           --
  122        12.75        --           --          --           --
  123        13.17        --           --          --           --
  124        12.74        --           --          --           --
  125        12.73        --           --          --           --
  126        14.09        --           --          --           --
  127         --          --           --          --           --

(1)   Cash available to pay current and prior interest and Basis Risk Carry
      Forward Amount divided by the current Class Certificate Balance.

(2)   Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
      LIBOR rate of 20%.

(3)   A Prefunding Period exists for periods 1 through 3, inclusive.

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 29

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

INTEREST RATE SWAP SCHEDULE

SWAP RATE: 5.3135%

     ---------------------------------------------------------------------
                                                           Swap Notional
      PERIOD       Start Accrual      End Accrual            Balance $
     ---------------------------------------------------------------------
         1          9/29/2006         10/25/2006          807,205,301.16
         2          10/25/2006        11/25/2006          838,448,225.31
         3          11/25/2006        12/25/2006          868,408,684.83
         4          12/25/2006        1/25/2007           897,121,593.34
         5          1/25/2007         2/25/2007           860,147,786.95
         6          2/25/2007         3/25/2007           824,944,420.67
         7          3/25/2007         4/25/2007           791,013,500.31
         8          4/25/2007         5/25/2007           758,297,591.76
         9          5/25/2007         6/25/2007           726,777,854.52
        10          6/25/2007         7/25/2007           696,368,488.50
        11          7/25/2007         8/25/2007           667,025,179.04
        12          8/25/2007         9/25/2007           638,706,533.58
        13          9/25/2007         10/25/2007          611,389,792.24
        14          10/25/2007        11/25/2007          585,104,632.95
        15          11/25/2007        12/25/2007          559,895,988.37
        16          12/25/2007        1/25/2008           535,685,929.03
        17          1/25/2008         2/25/2008           512,130,363.34
        18          2/25/2008         3/25/2008           489,758,009.36
        19          3/25/2008         4/25/2008           468,565,978.00
        20          4/25/2008         5/25/2008           447,181,057.87
        21          5/25/2008         6/25/2008           351,641,086.77
        22          6/25/2008         7/25/2008           196,345,546.00
        23          7/25/2008         8/25/2008           161,943,333.39
        24          8/25/2008         9/25/2008           137,996,847.09
        25          9/25/2008         10/25/2008          121,356,292.15
        26          10/25/2008        11/25/2008          115,738,973.96
        27          11/25/2008        12/25/2008          111,123,536.94
        28          12/25/2008        1/25/2009           106,727,702.19
        29          1/25/2009         2/25/2009           102,507,645.40
        30          2/25/2009         3/25/2009           98,292,910.81
        31          3/25/2009         4/25/2009           94,349,754.94
        32          4/25/2009         5/25/2009           90,609,182.83
        33          5/25/2009         6/25/2009           86,097,390.93
        34          6/25/2009         7/25/2009           57,870,779.55
        35          7/25/2009         8/25/2009           47,818,194.52
        36          8/25/2009         9/25/2009           43,643,652.74
        37          9/25/2009         10/25/2009          39,750,757.92
        38          10/25/2009        11/25/2009          37,916,020.14
        39          11/25/2009        12/25/2009          36,604,572.17
        40          12/25/2009        1/25/2010           35,341,125.33
        41          1/25/2010         2/25/2010           34,120,717.66
        42          2/25/2010         3/25/2010           32,941,923.34
        43          3/25/2010         4/25/2010           31,803,348.13
        44          4/25/2010         5/25/2010           30,703,639.18
        45          5/25/2010         6/25/2010           29,641,490.26
        46          6/25/2010         7/25/2010           28,615,636.62
        47          7/25/2010         8/25/2010           27,624,854.76
        48          8/25/2010         9/25/2010           26,667,962.07
        49          9/25/2010         10/25/2010          25,743,815.17
        50          10/25/2010        11/25/2010          24,851,308.56
        51          11/25/2010        12/25/2010          23,989,373.43
        52          12/25/2010        1/25/2011           23,156,976.47
        53          1/25/2011         2/25/2011           22,353,118.75
        54          2/25/2011         3/25/2011           21,576,834.58
        55          3/25/2011         4/25/2011                 --
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 30

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2006
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE TOTAL COLLATERAL
                         STATISTICAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                    SUMMARY STATISTICS      RANGE (IF APPLICABLE)      AVERAGE
                                                    ------------------      ---------------------      -------

NUMBER OF MORTGAGE LOANS:                                 4,207

AGGREGATE CURRENT PRINCIPAL BALANCE:                   $834,934,301         $14,774 - $1,000,000       $198,463

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                  $836,093,239         $14,800 - $1,000,000       $198,739

1ST LIEN:                                                 96.51%
2ND LIEN:                                                 3.49%

FIXED RATE MORTGAGE LOANS:                                13.20%
ADJUSTABLE RATE MORTGAGE LOANS:                           86.80%
INTEREST ONLY MORTGAGE LOANS:                             19.46%

WTD. AVG. MORTGAGE RATE:                                  8.458%              5.700% - 14.240%

WTD. AVG. ORIGINAL TERM TO MATURITY (MONTHS):              354                   120 - 360
WTD. AVG. REMAINING TERM TO MATURITY (MONTHS):             351                   117 - 360

WTD. AVG. MARGIN (ARM LOANS ONLY):                        6.361%              2.200% - 9.999%
WTD. AVG. MAXIMUM MORTGAGE RATE (ARM LOANS ONLY):        15.071%             10.990% - 23.690%
WTD. AVG. MINIMUM MORTGAGE RATE (ARM LOANS ONLY):         8.349%              5.700% - 12.999%

WTD. AVG. COMBINED ORIGINAL LTV:                          80.13%              14.63% - 100.00%

WTD. AVG. BORROWER FICO:                                   626                   500 - 814

OWNER OCCUPIED:                                           92.54%

CASHOUT REFINANCE:                                        52.45%
PURCHASE:                                                 42.77%
RATE TERM REFINANCE:                                      4.78%

FULL DOCUMENTATION:                                       41.02%
LIMITED/ALTERNATE DOCUMENTATION:                          4.31%
STATED DOCUMENTATION:                                     54.68%

GEOGRAPHIC DISTRIBUTION (TOP 5):                      CA       32.46%
                                                      FL       14.27%
                                                      IL        6.86%
                                                      NY        5.00%
                                                      AZ        3.83%

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

                                     Page 31

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

SUMMARY STATISTICS
Number of Mortgage Loans: 4,207
Aggregate Principal Balance ($): 834,934,301
Weighted Average Current Mortgage Rate (%): 8.458
Non-Fixed Rate Weighted Average Margin (%): 6.361
Non-Fixed Rate Weighted Average Maximum Rate (%): 15.071
Weighted Average Stated Original Term (months): 354
Weighted Average Stated Remaining Term (months): 351
Weighted Average Combined Original LTV (%): 80.13
% First Liens: 96.51
% Owner Occupied: 92.54
% Purchase: 42.77
% Full Doc: 41.02
Weighted Average Credit Score: 626

ORIGINATOR
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
            Originator                        Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

First NLC Financial Services                  1,845    325,712,321        39.01        8.498          348        80.8         626
NC Capital Corporation                          588    137,056,286        16.42        8.259          358       80.03         631
Accredited Home Lenders, Inc.                   519    101,528,933        12.16        8.489          356       77.27         621
Encore Credit Corp.                             319     81,834,599          9.8         8.27          355       78.88         628
Master Financial, Inc.                          212     49,777,061         5.96        8.506          335       83.97         638
Rose Mortgage Corp.                             176     42,303,604         5.07        8.536          356       77.92         613
First Horizon Home Loan Corp.                   201     32,183,570         3.85        9.156          357       84.05         623
Lime Financial Services, Ltd.                    58     12,714,290         1.52        8.393          342       84.47         640
First Bank Mortgage                              68     12,579,754         1.51        8.293          341       79.62         615
Lenders Direct Capital Corporation               50      8,763,158         1.05        8.485          328       80.22         624
Quick Loan Funding Inc.                          33      8,487,809         1.02        8.186          356       72.46         588
Funding America Warehouse Trust                  49      5,970,602         0.72        8.789          350       81.43         631
Mandalay Mortgage, LLC                           34      5,413,209         0.65        8.633          305       85.28         667
FlexPoint Funding Corp.                          21      4,867,974         0.58        8.896          356       70.12         598
Chapel Mortgage Corporation                      19      3,993,794         0.48        7.759          349       77.17         617
Maxim Mortgage Corp.                             15      1,747,337         0.21        9.151          336       84.37         600
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

PRODUCT TYPE
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
       Product with IO term                   Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed--10 Year                                    7        496,311         0.06        8.252          117       64.85         631
Fixed--15 Year                                   23      1,940,686         0.23        8.448          177       69.52         634
Fixed--20 Year                                   24      1,990,559         0.24        8.449          237       75.91         634
Fixed--25 Year                                    3        245,515         0.03        8.559          298       84.90         622
Fixed--30 Year                                  489     62,069,627         7.43        8.684          357       78.47         620
Balloon--15/30                                  354     23,914,670         2.86       11.437          176       99.11         657
Balloon--30/40                                   67     14,725,319         1.76        7.933          357       78.80         627
ARM--2 Year/6 Month Balloon 30/40               789    213,147,286        25.53        8.242          357       80.12         626
ARM--2 Year/6 Month Balloon 30/50                 1        203,935         0.02        8.450          357       80.00         625
ARM--3 Year/6 Month Balloon 30/40               211     44,732,369         5.36        8.383          357       80.00         616
ARM--1 Year/6 Month                               2        542,838         0.07        7.742          352       84.95         602
ARM--2 Year/6 Month                           1,203    227,698,738        27.27        8.687          357       79.02         614
ARM--3 Year/6 Month                             488     77,786,208         9.32        8.903          357       78.83         592
ARM--5 Year/6 Month                              12      1,990,884         0.24        8.472          357       76.09         631
Dual Amort--10/40--2 Year/6 Month                 3        941,351         0.11        7.192          352       75.59         631
Interest Only ARM--2 Year/6 Month--               2        431,400         0.05        7.225          358       79.45         606
24 mo. IO term
Interest Only ARM--3 Year/6 Month--               3        639,500         0.08        7.938          358       77.28         631
36 mo. IO term
Interest Only Fixed--30 Year--60 mo.             14      4,480,985         0.54        7.527          357       77.12         657
IO term
Interest Only ARM--2 Year/6 Month--             421    132,088,152        15.82        7.780          356       80.77         658
60 mo. IO term
Interest Only ARM--3 Year/6 Month--              81     22,362,444         2.68        7.772          357       80.65         666
60 mo. IO term
Interest Only ARM--5 Year/6 Month--               5      1,418,400         0.17        6.921          358       76.10         686
60 mo. IO term
Interest Only Fixed--30 Year--120                 1        331,000         0.04        6.750          357       79.95         638
mo. IO term
Interest Only ARM--2 Year/6 Month--               1        186,686         0.02        8.000          358       80.00         641
120 mo. IO term
Interest Only ARM--3 Year/6 Month--               1         92,000         0.01        7.250          359       80.00         652
120 mo. IO term
Interest Only ARM--5 Year/6 Month--               2        477,439         0.06        8.188          357       83.29         646
120 mo. IO term
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

RANGE OF GROSS INTEREST RATES (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
   Range of Gross Interest Rates (%)          Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

5.000--5.999                                      4      1,142,614         0.14        5.897          356       68.44         662
6.000--6.999                                    260     68,694,226         8.23        6.728          355       75.82         660
7.000--7.999                                  1,139    288,353,399        34.54        7.616          356       78.95         646
8.000--8.999                                  1,232    256,222,317        30.69        8.530          356       79.63         620
9.000--9.999                                    809    144,431,178        17.30        9.514          355       81.43         595
10.000--10.999                                  388     47,407,285         5.68       10.501          333       85.15         588
11.000--11.999                                  236     20,330,593         2.43       11.514          258       89.99         612
12.000--12.999                                  100      6,606,772         0.79       12.431          244       97.81         633
13.000--13.999                                   37      1,637,585         0.20       13.410          219       99.71         628
14.000--14.999                                    2        108,333         0.01       14.151          257      100.00         637
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 5.700
Maximum: 14.240
Weighted Average: 8.458

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
   Range of Cut-off Date Principal         Mortgage      Principal    Principal     Interest         Term    Original        FICO
            Balances ($)                      Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

0.01--25,000.00                                  31        673,662         0.08       11.023          269       99.81         650
25,000.01--50,000.00                            217      8,609,762         1.03       11.184          254       93.39         633
50,000.01--75,000.00                            368     23,374,011         2.80       10.133          297       85.80         619
75,000.01--100,000.00                           411     36,041,776         4.32        9.306          326       82.48         613
100,000.01--125,000.00                          446     50,423,050         6.04        9.043          339       79.89         607
125,000.01--150,000.00                          401     55,346,959         6.63        8.770          351       78.26         608
150,000.01--175,000.00                          353     57,212,084         6.85        8.643          353       77.83         611
175,000.01--200,000.00                          344     64,684,246         7.75        8.466          356       78.47         617
200,000.01--225,000.00                          279     59,356,344         7.11        8.352          357       79.43         626
225,000.01--250,000.00                          241     57,191,618         6.85        8.343          357       78.87         620
250,000.01--275,000.00                          183     47,999,943         5.75        8.193          357       79.91         619
275,000.01--300,000.00                          163     46,951,780         5.62        8.179          356       79.05         623
300,000.01--325,000.00                          131     40,901,155         4.90        8.122          357       79.24         626
325,000.01--350,000.00                          109     36,783,058         4.41        8.248          357       80.75         631
350,000.01--375,000.00                           78     28,168,660         3.37        8.110          357       79.36         649
375,000.01--400,000.00                           86     33,483,287         4.01        8.081          357       80.31         644
400,000.01--425,000.00                           68     28,047,213         3.36        8.098          356       81.41         636
425,000.01--450,000.00                           54     23,720,988         2.84        7.982          357       80.96         629
450,000.01--475,000.00                           39     18,005,723         2.16        8.065          357       80.86         652
475,000.01--500,000.00                           58     28,411,352         3.40        8.033          356       80.58         644
500,000.01--750,000.00                          137     80,985,039         9.70        8.117          357       81.54         646
750,000.01--1,000,000.00                         10      8,562,593         1.03        8.240          356       82.32         670
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 14,773.89
Maximum: 1,000,000.00
Average: 198,463.11

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

STATED ORIGINAL TERM (MONTHS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
    Stated Original Term (months)             Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

120                                               7        496,311         0.06        8.252          117       64.85         631
180                                             377     25,855,356         3.10       11.213          176       96.89         656
240                                              24      1,990,559         0.24        8.449          237       75.91         634
300                                               3        245,515         0.03        8.559          298       84.90         622
360                                           3,796    806,346,560        96.58        8.370          357       79.61         625
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 354

RANGE OF STATED REMAINING TERMS (MONTHS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
   Range of Stated Remaining Terms         Mortgage      Principal    Principal     Interest         Term    Original        FICO
               (months)                       Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

109--120                                          7        496,311         0.06        8.252          117       64.85         631
169--180                                        377     25,855,356         3.10       11.213          176       96.89         656
229--240                                         24      1,990,559         0.24        8.449          237       75.91         634
289--300                                          3        245,515         0.03        8.559          298       84.90         622
337--348                                          1         73,261         0.01       10.240          348       99.97         615
349--360                                      3,795    806,273,299        96.57        8.370          357       79.61         625
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 117
Maximum: 360
Weighted Average: 351

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

RANGE OF COMBINED ORIGINAL LTV RATIOS (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
   Range of Combined Original LTV          Mortgage      Principal    Principal     Interest         Term    Original        FICO
             Ratios (%)                       Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                      1        149,735         0.02        6.625          358       14.63         668
15.01--20.00                                      4        430,264         0.05        8.793          356       18.12         550
20.01--25.00                                      7      1,072,051         0.13        7.404          327       23.60         599
25.01--30.00                                      7        789,898         0.09        7.722          328       27.12         614
30.01--35.00                                      8      1,258,495         0.15        7.747          358       32.73         636
35.01--40.00                                     19      3,272,611         0.39        8.493          357       38.59         594
40.01--45.00                                     39      6,037,573         0.72        8.033          354       42.50         587
45.01--50.00                                     48      7,555,973         0.90        8.191          357       47.94         602
50.01--55.00                                     53      9,792,664         1.17        8.349          350       52.87         581
55.01--60.00                                     72     11,824,393         1.42        7.977          350       57.94         593
60.01--65.00                                    122     23,050,855         2.76        8.603          355       63.37         574
65.01--70.00                                    192     37,536,122         4.50        8.710          356       68.87         581
70.01--75.00                                    288     60,082,262         7.20        8.471          354       73.95         580
75.01--80.00                                  1,759    408,554,737        48.93        8.082          357       79.84         643
80.01--85.00                                    437     87,800,198        10.52        8.668          356       84.51         606
85.01--90.00                                    449     98,133,687        11.75        8.684          356       89.55         627
90.01--95.00                                    194     39,254,353         4.70        8.969          355       94.65         643
95.01--100.00                                   508     38,338,430         4.59       10.898          248       99.87         652
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 14.63
Maximum: 100.00
Weighted Average: 80.13

RANGE OF GROSS MARGINS (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
   Range of Gross Margins (%)                 Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                982    110,194,672        13.20        9.118          311       82.69         631
<= 3.500                                         24      5,254,841         0.63        7.546          357       75.52         655
3.501--4.000                                     18      4,504,815         0.54        7.217          357       79.02         671
4.001--4.500                                     36      9,094,630         1.09        7.637          358       77.15         646
4.501--5.000                                    116     30,291,468         3.63        8.038          357       79.70         650
5.001--5.500                                    344     95,334,837        11.42        8.176          356       80.87         638
5.501--6.000                                    576    122,740,938        14.70        8.386          357       79.77         622
6.001--6.500                                    724    167,240,991        20.03        8.150          357       80.74         633
6.501--7.000                                    459    103,652,115        12.41        8.366          357       77.75         617
7.001--7.500                                    788    150,498,041        18.03        8.672          357       79.37         613
7.501--8.000                                     86     21,804,371         2.61        8.951          357       79.99         613
8.001--8.500                                     41     11,563,246         1.38        9.203          356       80.07         585
8.501--9.000                                      8      2,094,826         0.25        9.457          357       91.91         635
9.001--9.500                                      4        608,535         0.07       10.003          357       81.06         607
9.501--10.000                                     1         55,974         0.01       12.999          358       80.00         593
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 2.200
Non-Fixed Rate Maximum: 9.999
Non-Fixed Rate Weighted Average: 6.361

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

RANGE OF MINIMUM MORTGAGE RATES (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
   Range of Minimum Mortgage Rates (%)        Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                982    110,194,672        13.20        9.118          311       82.69         631
5.501--6.000                                     11      3,539,485         0.42        7.012          354       77.92         655
6.001--6.500                                     48     13,346,398         1.60        6.478          357       77.24         653
6.501--7.000                                    178     47,361,242         5.67        6.864          356       77.63         653
7.001--7.500                                    339     89,903,723        10.77        7.318          357       78.90         653
7.501--8.000                                    672    172,884,806        20.71        7.815          357       79.31         642
8.001--8.500                                    468    110,806,183        13.27        8.288          357       80.04         631
8.501--9.000                                    568    118,049,761        14.14        8.798          357       79.54         612
9.001--9.500                                    323     66,980,184         8.02        9.289          357       81.07         607
9.501--10.000                                   335     60,876,415         7.29        9.794          357       81.25         579
10.001 -10.500                                  134     20,121,968         2.41       10.291          357       83.25         573
10.501--11.000                                  104     14,825,160         1.78       10.774          357       83.34         574
11.001--11.500                                   25      3,609,194         0.43       11.207          357       72.33         548
11.501--12.000                                   10      1,308,419         0.16       11.772          358       74.81         535
12.001--12.500                                    4        596,608         0.07       12.107          355       86.35         598
12.501--13.000                                    6        530,084         0.06       12.838          358       90.78         654
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 5.700
Non-Fixed Rate Maximum: 12.999
Non-Fixed Rate Weighted Average: 8.349

RANGE OF MAXIMUM MORTGAGE RATES (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
   Range of Maximum Mortgage Rates (%)        Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                982    110,194,672        13.20        9.118          311       82.69         631
<= 12.500                                        54     17,265,869         2.07        6.913          356       76.07         648
12.501--13.000                                   84     23,768,286         2.85        7.531          356       80.70         643
13.001--13.500                                  104     29,105,055         3.49        7.372          357       79.07         641
13.501--14.000                                  250     64,577,386         7.73        7.435          357       77.48         638
14.001--14.500                                  346     90,057,163        10.79        7.562          357       79.18         650
14.501--15.000                                  619    154,283,391        18.48        7.944          357       79.26         640
15.001--15.500                                  430     98,102,008        11.75        8.415          357       80.11         628
15.501--16.000                                  519    104,486,319        12.51        8.868          357       79.87         610
16.001--16.500                                  280     56,049,693         6.71        9.320          357       81.65         610
16.501--17.000                                  296     52,923,224         6.34        9.824          357       81.01         576
17.001--17.500                                  115     17,008,201         2.04       10.313          357       82.49         567
17.501--18.000                                   92     12,477,295         1.49       10.838          357       83.97         572
18.001--18.500                                   21      2,692,761         0.32       11.216          357       76.37         546
18.501--19.000                                    5        521,670         0.06       11.794          358       90.79         563
19.001--19.500                                    4        596,608         0.07       12.107          355       86.35         598
19.501--20.000                                    5        479,972         0.06       12.870          358       91.39         666
23.501--24.000                                    1        344,727         0.04        8.350          356       80.00         596
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 10.990
Non-Fixed Rate Maximum: 23.690
Non-Fixed Rate Weighted Average: 15.071

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

INITIAL PERIODIC CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
      Initial Periodic Cap (%)                Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                982    110,194,672        13.20        9.118          311       82.69         631
1.000                                             4        977,783         0.12        8.117          357       86.17         632
1.500                                           536    113,700,175        13.62        8.478          357       78.71         621
2.000                                           759    191,102,926        22.89        8.244          357       79.43         630
3.000                                         1,922    418,202,620        50.09        8.379          357       80.14         624
5.000                                             2        477,439         0.06        8.188          357       83.29         646
6.000                                             2        278,686         0.03        7.752          358       80.00         645
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 6.000
Non-Fixed Rate Weighted Average: 2.501

SUBSEQUENT PERIODIC CAP (%)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
      Subsequent Periodic Cap (%)             Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                982    110,194,672        13.20        9.118          311       82.69         631
1.000                                           929    226,572,420        27.14        8.360          356       80.12         624
1.500                                         2,280    493,139,917        59.06        8.360          357       79.62         626
2.000                                            16      5,027,292         0.60        8.097          352       74.50         646
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 1.000
Non-Fixed Rate Maximum: 2.000
Non-Fixed Rate Weighted Average: 1.347

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

MONTHS TO NEXT RATE ADJUSTMENT
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
    Months to Next Rate Adjustment            Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                982    110,194,672        13.20        9.118          311       82.69         631
4                                                 2        542,838         0.07        7.742          352       84.95         602
13                                                1        148,392         0.02        7.715          349       80.00         688
14                                               12      3,494,254         0.42        7.277          350       79.98         671
15                                               26      6,584,989         0.79        7.927          351       77.50         634
16                                               40      8,436,065         1.01        8.076          352       78.89         616
17                                               56     14,549,041         1.74        8.065          353       81.10         632
18                                               72     16,774,090         2.01        8.271          354       80.07         619
19                                              152     38,763,362         4.64        8.221          355       79.87         627
20                                              382     98,346,319        11.78        8.264          356       79.57         628
21                                              602    145,734,452        17.45        8.367          357       79.81         627
22                                              927    210,101,065        25.16        8.349          358       79.87         631
23                                              148     31,223,519         3.74        8.422          359       80.42         622
24                                                2        542,000         0.06        8.514          360       75.23         609
26                                                1        343,599         0.04        7.350          350       79.45         609
27                                                1        620,450         0.07        8.750          351       80.00         629
28                                                3        449,585         0.05        8.433          352       82.12         617
29                                                1         67,233         0.01        8.940          353       90.00         657
30                                                7      1,092,442         0.13        8.513          354       83.14         584
31                                               21      4,137,727         0.50        8.794          355       80.81         584
32                                               66     13,235,533         1.59        8.445          356       79.05         618
33                                              285     51,260,009         6.14        8.601          357       79.96         603
34                                              379     70,994,603         8.50        8.550          358       79.19         618
35                                               20      3,411,339         0.41        8.606          359       75.77         600
54                                                1        163,942         0.02        6.950          354       55.00         686
55                                                2        750,831         0.09        8.819          355       76.48         578
56                                                1        125,744         0.02        9.400          356       86.90         605
57                                                4        794,402         0.10        8.340          357       84.54         678
58                                                7      1,607,840         0.19        6.997          358       73.88         663
59                                                4        443,963         0.05        8.500          359       80.83         699
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Fixed Rate Minimum: 4
Non-Fixed Rate Maximum: 59
Non-Fixed Rate Weighted Average: 23

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
  Geographic Distribution of Mortgaged     Mortgage      Principal    Principal     Interest         Term    Original        FICO
               Properties                     Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

California                                      915    271,051,190        32.46        8.166          347       80.11         641
Florida                                         666    119,157,019        14.27        8.545          350       79.54         622
Illinois                                        323     57,253,943         6.86        8.729          351       81.62         622
New York                                        139     41,732,227         5.00        8.075          356       76.69         650
Arizona                                         175     31,983,040         3.83        8.512          353       78.87         612
Texas                                           267     26,645,529         3.19        8.714          343       81.65         615
Maryland                                        115     25,717,947         3.08        8.335          356       78.32         613
New Jersey                                       78     20,673,940         2.48        8.901          357       77.01         607
Massachusetts                                    90     20,615,447         2.47        8.671          355       81.80         617
Nevada                                           93     19,876,786         2.38        8.152          350       81.56         636
Virginia                                         99     17,526,643         2.10        8.716          353       78.29         608
Washington                                       87     16,283,977         1.95        8.239          351       80.51         606
Pennsylvania                                    125     15,389,417         1.84        8.798          355       81.23         608
Rhode Island                                     74     15,231,725         1.82        8.545          357       79.23         617
Connecticut                                      74     14,903,474         1.78        8.554          356       78.40         616
Other                                           887    120,891,996        14.48        8.852          354       82.05         613
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 50

OCCUPANCY
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
         Occupancy                            Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Primary                                       3,860    772,614,335        92.54        8.414          350       79.97         624
Non-Owner Occupied                              294     49,653,254         5.95        9.026          356       81.90         652
Second Home                                      53     12,666,712         1.52        8.902          356       82.77         652
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
         Property Type                        Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Single Family Residence                       3,421    651,774,116        78.06        8.460          351       80.29         622
2-4 Family                                      300     78,056,397         9.35        8.502          352       78.31         645
Planned Unit Development                        216     53,080,620         6.36        8.308          352       80.00         628
Condominium                                     270     52,023,168         6.23        8.519          350       80.96         641
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

LOAN PURPOSE
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
           Loan Purpose                       Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Refinance--Cashout                            2,110    437,916,030        52.45        8.465          355       77.84         603
Purchase                                      1,871    357,138,841        42.77        8.464          346       82.85         656
Refinance--Rate Term                            226     39,879,430         4.78        8.331          352       80.94         614
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION LEVEL
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
         Documentation Level                  Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                          2,137    456,501,438        54.68        8.630          350       80.07         641
Full Documentation                            1,897    342,451,104        41.02        8.246          353       80.02         607
Limited Documentation                           173     35,981,758         4.31        8.300          347       81.92         619
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

RANGE OF CREDIT SCORES
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
          Credit Score                        Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

500--524                                        279     46,441,483         5.56        9.545          356       71.85         512
525--549                                        314     53,891,969         6.45        9.290          357       73.26         537
550--574                                        349     62,693,438         7.51        8.943          357       77.64         562
575--599                                        457     85,015,577        10.18        8.664          354       80.25         588
600--624                                        736    149,312,831        17.88        8.344          351       81.30         613
625--649                                        818    160,006,052        19.16        8.336          348       81.71         636
650--674                                        549    117,558,718        14.08        8.166          348       81.69         661
675--699                                        336     75,361,493         9.03        8.038          347       81.41         686
700--724                                        169     38,491,751         4.61        7.991          347       82.65         710
725--749                                        106     22,546,021         2.70        8.079          352       83.03         735
750--774                                         60     14,673,824         1.76        7.960          351       81.70         760
775--799                                         28      7,965,284         0.95        7.705          345       80.53         783
800 +                                             6        975,860         0.12        7.833          323       86.00         807
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Minimum: 500
Maximum: 814
Weighted Average: 626

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

IXIS 2006-HE3                                                     MORGAN STANLEY
TERMSHEET AGGREGATE                                                4,207 records
                                                           Balance: $834,934,301
--------------------------------------------------------------------------------

PREPAYMENT PENALTY TERM (MONTHS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
      Prepayment Penalty Term                 Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

No Prepayment Penalty                         1,199    216,979,403        25.99        8.805          351       80.89         624
6                                                15      3,489,711         0.42        8.529          357       77.65         639
12                                              237     68,168,035         8.16        8.285          354       78.59         646
24                                            1,682    372,728,763        44.64        8.235          353       80.10         628
30                                                7      1,406,947         0.17        9.452          357       82.36         609
36                                            1,007    164,152,599        19.66        8.550          344       80.08         619
48                                                1        145,964         0.02        8.500          359       36.50         529
60                                               59      7,862,880         0.94        8.849          353       76.52         580
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 6
Maximum: 60
Non-Zero Weighted Average: 26

LIEN POSITION
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
             Lien                          Mortgage      Principal    Principal     Interest         Term    Original        FICO
           Position                           Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

1st Lien                                      3,747    805,760,512        96.51        8.349          356       79.43         625
2nd Lien                                        460     29,173,789         3.49       11.483          208       99.52         657
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

INTEREST ONLY TERM (MONTHS)
---------------------------------------------------------------------------------------------------------------------------------
                                                                           % of
                                                                       Mortgage
                                                                        Pool by
                                                         Aggregate    Aggregate     Weighted     Weighted    Weighted
                                             Number        Cut-off      Cut-off      Average      Average     Average    Weighted
                                                 of           Date         Date        Gross    Remaining    Combined     Average
                                           Mortgage      Principal    Principal     Interest         Term    Original        FICO
         Interest Only Term                   Loans    Balance ($)      Balance     Rate (%)     (months)     LTV (%)       Score
---------------------------------------------------------------------------------------------------------------------------------

Non-Interest Only                             3,676    672,426,295        80.54        8.626          349       80.02         618
24                                                2        431,400         0.05        7.225          358       79.45         606
36                                                3        639,500         0.08        7.938          358       77.28         631
60                                              521    160,349,981        19.21        7.764          357       80.61         659
120                                               5      1,087,125         0.13        7.638          357       81.43         643
---------------------------------------------------------------------------------------------------------------------------------
Total:                                        4,207    834,934,301       100.00        8.458          351       80.13         626
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

--------------------------------------------------------------------------------
MORGAN STANLEY                                                   August 21, 2005
Securitized Products Group       Morgan Stanley
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    Valerie Kay                                           212-761-2162
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------

    STANDARD & POOR'S
    Sharif Mahdavian                                      212-438-2412
    Jonathan Conon                                        212-438-2037

    MOODY'S
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    FITCH RATINGS
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--------------------------------------------------------------------------------
THIS MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

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